=====================================

                              OPERATING AGREEMENT
                                      OF
                         DOMINION VENTURE GROUP L.L.C.

                     =====================================






                               TABLE OF CONTENTS
                               -----------------

                                                                          PAGE
                                                                          ----

ARTICLE I
    GENERAL PROVISIONS.......................................................1
    1.1     Formation of Limited Liability Company...........................1
    1.2     Name of the Company..............................................1
    1.3     Place of Business of the Company:
            Registered Agent.................................................1
    1.4     Title to Company Property........................................2
    1.5     Representations and Warranties of Members........................2
    1.6     Defined Terms....................................................2

ARTICLE II
    PURPOSES OF BUSINESS; TERM...............................................3
    2.1     Company Purposes.................................................3
    2.2     Contemporaneous Transactions.....................................3
    2.3     Investments by RAP...............................................4
    2.4     Investments by Alternate Investors...............................4
    2.5     Company Term.....................................................5
    2.6     Scope of Members' Authority......................................5

ARTICLE III
    CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNT...................................6
    3.1     Burgess Capital Contributions....................................6
    3.2     RSVP Capital Contributions.......................................7
    3.3     Withdrawal of Capital............................................8
    3.4     Loans and Guaranties.............................................8
    3.5     Adjustments to Burgess Capital...................................8
    3.6     Aggregation of Capital Contributions.............................9
    3.7     Capital Accounts.  ..............................................9

ARTICLE IV
    DISTRIBUTIONS...........................................................10
    4.1     Distributions of Net Cash Flow..................................10
    4.2     Distributions of Capital Proceeds...............................11
    4.3     Non-Cash Distributions..........................................12
    4.4     Withholding From Certain Distributions..........................12

ARTICLE V
    CAPITAL ACCOUNTS AND
    INCOME TAX ALLOCATIONS..................................................13

ARTICLE VI
    MANAGEMENT..............................................................20
    6.1     Management......................................................20
    6.2     Board...........................................................20
    6.3     Managers........................................................20
    6.4     Resignation of Managers.........................................21
    6.5     Major Decisions.................................................21
    6.6     Restrictions on the Authority of the Board......................21
    6.7     Business Plan; Investment Proposals.............................21
    6.8     Board Meetings..................................................22
    6.9     Day-to-Day Management...........................................23
    6.10    Other Obligations of the Company................................25
    6.11    Authority of Others to Act......................................26
    6.12    Tax Matters Member..............................................26
    6.13    Limitation of Liability.........................................27
    6.14    Indemnity of the Manager, Officers,
            Employees, and Other Agents.....................................28
    6.15    Exclusivity.....................................................28
    6.16    Self-Dealing Provisions.........................................29

ARTICLE VII
    RESTRICTIONS ON TRANSFER OF INTERESTS...................................31

ARTICLE VIII
    BUY-SELL................................................................32

ARTICLE IX
    RECAPITALIZATION OF THE VENTURE.........................................33

ARTICLE X
    DISSOLUTION AND TERMINATION.............................................33
    10.1    Events of Dissolution...........................................33
    10.2    Distributions Upon Liquidation..................................34

ARTICLE XI
    BOOKS, RECORDS AND BANK ACCOUNTS........................................34
    11.1    Books and Records; Inspection...................................34
    11.2    Accounting Matters..............................................35
    11.3    Reports.........................................................35
    11.4    Notice of Governmental Actions..................................36
    11.5    Notice of Material Adverse Change...............................36
    11.6    Cost............................................................36
    11.7    Bank Accounts...................................................36

ARTICLE XII
    MISCELLANEOUS...........................................................37
    12.1    Notices.........................................................37
    12.2    Successors and Assigns..........................................37
    12.3    Amendments......................................................37
    12.4    Partition.......................................................37
    12.5    No Waiver.......................................................38
    12.6    Entire Agreement................................................38
    12.7    Interpretation..................................................38
    12.8    Counterparts....................................................38
    12.9    Further Assurances..............................................38
    12.10   Severability....................................................38
    12.11   Applicable Law..................................................39
    12.12   Jurisdiction....................................................39
    12.13   Creditors.......................................................39
    12.14   Waiver of Jury Trial............................................39
    12.15   Confidentiality.................................................39

SCHEDULE A
    NAMES AND ADDRESSES OF MEMBERS.........................................A-1

SCHEDULE B
    DEFINITIONS............................................................B-1

SCHEDULE C
    SERVICES SUBSIDIARIES.................................................B-15

SCHEDULE D
    PROPERTIES SUBSIDIARIES................................................D-1

SCHEDULE E
    CONTRIBUTED ASSETS.....................................................E-1

SCHEDULE F
    USE OF RSVP and RAP CONTRIBUTIONS......................................F-1

SCHEDULE G
    RECAPITALIZATION OF THE COMPANY........................................G-1

SCHEDULE H-1
    GSA MORTGAGE DEBT....................................................H-1-1

SCHEDULE H-2
    IRR AMOUNTS..........................................................H-2-1

SCHEDULE I
    PROPOSED 1998 BUDGET ..................................................I-1

SCHEDULE J
    COMPANY DISBURSEMENTS APPROVAL.........................................J-1

SCHEDULE K
    BURGESS RIGHT OF FIRST OFFER...........................................K-1

SCHEDULE L
    DEADLOCK BUY/SELL......................................................L-1

SCHEDULE M
    APPROVED CROWLEY PLANS.................................................M-1

SCHEDULE N
    APPROVED McLOUD PLANS..................................................N-1







                              OPERATING AGREEMENT
                              -------------------

                                      OF

                         DOMINION VENTURE GROUP L.L.C.



          This Operating Agreement dated as of August 27, 1998 (the "Agreement") between BURGESS SERVICES L.L.C., an Oklahoma limited liability company ("Burgess") and RSVP-DOMINION LLC, a Delaware limited liability company ("RSVP"). Burgess and RSVP are sometimes referred to herein individually as a "Member" and collectively as the "Members."


                             PRELIMINARY STATEMENT

          WHEREAS, the purpose of this Agreement is to form Dominion Venture Group L.L.C. (the "Company") in accordance with the Delaware Limited Liability Company Act (the "Act") and to set out fully the rights, obligations and duties of the Members.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to form the Company, and to set out fully the rights, obligations and duties of the Members, as follows:


                                   ARTICLE I
                              GENERAL PROVISIONS

     1.1 Formation of Limited Liability Company.  The Company is hereby formed
         --------------------------------------
under the Act. Except as expressly provided herein, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act. The Board (as defined in SCHEDULE B hereto) shall take
                                                ----------
all actions necessary to assure the prompt filing of a Certificate of Formation of the Company (the "Certificate") with the Secretary of State of the State of Delaware as required by Delaware law. The names and addresses of the Members are as set forth on SCHEDULE A hereto.
                                ----------

     1.2 Name of the  Company.  The  name of the  Company  shall be  "Dominion
         --------------------
Venture Group L.L.C." or such other name as the Board from time to time shall determine. The Board shall cause to be filed on behalf of the Company such corporate, assumed or fictitious name or foreign qualification certificate or certificates as may from time to time be required by law.

     1.3 Place of Business of the Company:  Registered  Agent.  The  principal
         --------------------------------
place of business of the Company shall be located at 450 South Coltrane, Edmond, OK 73034. The Board may, at any time and from time to time, change the location of the Company's principal place of business, upon written notice of such change to the Members.

     1.4 Title to Company  Property.  All  property  owned by the Company or a
         --------------------------
Company Subsidiary (as defined below), whether real or personal, tangible or intangible, shall be deemed to be owned by the Company or such Company Subsidiary as an entity, and no Member, individually, shall have any ownership rights with respect to such property. The Company may hold any of its assets in its own name or in the name of its nominee, which nominee may be one or more individuals, partnerships, trusts or other entities.

     1.5 Representations and Warranties of Members. Each Member represents and
         -----------------------------------------
warrants to the Company and to the other Member as follows:

          (a) Such Member is a newly formed limited liability company duly organized, validly existing, in good standing under the laws of the jurisdiction in which it is organized and duly qualified to do business in each jurisdiction in which such qualification is necessary. Such Member has the power and authority and has taken all action necessary to enter into this Agreement and to perform its obligations contemplated hereby.

          (b) Neither the execution and delivery of this Agreement nor the performance of its obligations contemplated hereby will constitute a violation of, or default under, or conflict with, or require any consent under any term or provision of the operating agreement of such Member or any contract, commitment, indenture, lease or other agreement to which such Member or Affiliate is directly or indirectly a party or by which such Member or its Affiliate or any of their respective assets is bound.

          (c) This Agreement constitutes a valid and binding obligation of such Member, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy.

     1.6 Defined Terms.  Certain  capitalized terms used herein are defined in
         -------------
SCHEDULE B hereto.
----------


                                  ARTICLE II
                          PURPOSES OF BUSINESS; TERM

     2.1  Company  Purposes.  The  business  of the  Company  shall  be to (i)
          -----------------
identify, acquire, hold, own, lease, pledge, finance, develop, construct, operate, manage, improve, sell and/or otherwise deal with commercial real estate for use and occupancy by domestic governments (state, local and federal) for the following traditional government purposes: prisons and jails; government- occupied office buildings; consulates; court houses; and certain other privatized government facilities (but specifically excluding such uses as military housing and student housing), all in accordance with the agreed Business Plan and subject to the oversight and approval of the Board; and (ii) engage in such other activities as are permitted by law and may be determined by the Board to engage in from time to time. The business of the Company may be carried out through the Company or through one or more Company Subsidiaries.

     2.2  Contemporaneous  Transactions.  On the date hereof,  Burgess,  RSVP,
          -----------------------------
Calvin Burgess, an individual, and certain other parties have entered into a Closing Agreement (the "Closing Agreement"). Pursuant to the Closing Agreement, the following events are occurring on the date hereof:

          (a) the Company is being formed and this Agreement is being executed and delivered;

          (b) the Company is forming Dominion Asset Services L.L.C., a Delaware limited liability company (the "Services Company"), which will be a wholly-owned subsidiary of the Company;

          (c) the Company and RAP-Dominion LLC ("RAP") are forming Dominion Properties L.L.C., a Delaware limited liability company (the "Properties Company");

          (d) the Services Company is forming the limited liability companies listed on SCHEDULE C annexed hereto, each of which will be a direct or
            -----------
indirect wholly owned subsidiary of the Services Company (collectively with all additional limited liability companies, corporations and/or partnerships that may be formed by the Services Company after the date hereof to own Investments, the "Services Subsidiaries");

          (e) the Properties Company is forming the limited liability companies and limited partnerships listed on SCHEDULE D annexed hereto, each
                                               ----------
of which will be a direct or indirect wholly owned subsidiary of the Properties Company (collectively with all additional limited liability companies, corporations, partnerships and/or other entities that may be formed by the Properties Company after the date hereof to own Investments, the "Properties Subsidiaries");

          (f)  Burgess is causing  the  entities  listed on SCHEDULE E annexed
                                                            ----------
hereto (the "Contributors") to contribute the assets described on such SCHEDULE E (the "Contributed Assets") to the Company by conveying each such
----------
asset to the Company and/or to one of the Services Subsidiaries or the Properties Subsidiaries, as shown on such SCHEDULE E;
                                          ----------

          (g) RAP is contributing the amount of $30,196,013 to the Properties Company, which amount shall be used by the Properties Company for the purposes described on SCHEDULE F annexed hereto; and
             ----------

          (h) RSVP is contributing the amount of $8,597,455 to the Company, which amount shall be used by the Company for the purposes described on SCHEDULE F annexed hereto.
----------

     2.3  Investments  by RAP.  Pursuant  to a separate  agreement  between an
          -------------------
Affiliate of RSVP and an Affiliate of RAP, RAP has the right to participate in certain investments made or to be made by the Company. Accordingly:

          (i) at the election of RSVP, capital contributions to be made by RSVP to the Company hereunder with respect to any Investment may instead be made by RAP to the Properties Company; and, in such case, any capital contribution on account of such Investment that Burgess is permitted and elects to make pursuant to Section 3.1(b) shall be paid by the Company to
                                --------------
     the Properties Company as a capital contribution; and

          (ii)  any   Investments   or  other  assets   purchased   with  such
     contributions  by  RAP  shall  be  purchased  and  held  by a  Properties
     Subsidiary.

Notwithstanding the foregoing, RAP shall have no management, control or consent rights with respect to Investments made with capital contributions of RAP, and the management and control of such Investments shall rest solely with the Board; provided, however, that if at any time a party other than RSVP or a Permitted RSVP Party has the right to designate the members of the Board who are not designated by Burgess, then a separate board of managers shall be formed for the Properties Company, on the same terms and conditions as set forth in Article VI herein with respect to the Board, except that the members of the board of managers the Properties Company that are not designated by Burgess shall be designated by RAP.

     2.4 Investments by Alternate Investors.  RSVP may, after the date hereof,
         ----------------------------------
enter into agreements with one or more other entities in which a Permitted RSVP Party holds an ownership interest (each, an "Alternate Investor"), providing such Alternate Investor with the right to participate in certain investments made or to be made by the Company. In such case:

          (i) a new limited liability company (each, an "Alternate Company") shall be formed having the Company and such Alternate Investor as some or all of its members, pursuant to an operating agreement and otherwise on terms and conditions that provide to Burgess the same economic benefits and the same measure of control over Investments as Burgess is entitled to pursuant to this Agreement and pursuant to the Operating Agreement of the Properties Company;

          (ii) at the election of RSVP, capital contributions to be made by RSVP to the Company hereunder with respect to any Investment may instead be made in whole or in part by an Alternate Investor to an Alternate Company; and, in such case, any capital contribution on account of such Investment that Burgess is permitted and elects to make pursuant to
     Section  3.1(b) shall be paid by the Company to the Alternate  Company in
     ---------------
     question as a capital contribution; and

          (iii) any Investments or other assets purchased with such contributions by an Alternate Investor may be purchased and held by an Alternate Company and/or a limited liability company which is a wholly-owned subsidiary of the Alternate Company in which such Alternate Investor is a member (each, an "Alternate Subsidiary").

Notwithstanding the foregoing, no Alternate Investor shall have any management, control or consent rights with respect to Investments made with capital contributions of such Alternate Investor, and the management and control of such Investments shall rest solely with the Board; provided, however, that if at any time a party other than RSVP or a Permitted RSVP Party has the right to designate the members of the Board who are not designated by Burgess, then a separate board of managers shall be formed for the Properties Company, on the same terms and conditions as set forth in Article VI herein with respect to the Board, except that the members of the board of managers of the Alternate Company that are not designated by Burgess shall be designated by the Alternate Investor.

     2.5 Company  Term.  The term of the Company (the "Term")  shall  commence
         -------------
upon the filing of the Certificate and shall continue in full force and effect until December 31, 2048, which term may be extended by the Board, unless sooner dissolved pursuant to Section 10.1 of this Agreement or pursuant to
                               -------------
applicable law.

     2.6 Scope of Members' Authority. Except as expressly provided for herein,
         ---------------------------
no Member shall have any authority to act for, hold itself out as the agent of, or assume any obligation or responsibility on behalf of any other Member or the Company.


                                  ARTICLE III
                    CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNT

     3.1 Burgess Capital Contributions.  (a)Upon the execution and delivery of
         -----------------------------
this Agreement, Burgess will cause the Contributors to contribute the Contributed Assets to the Company, as provided in Section 2.2(f). Burgess
                                                     ---------------
shall be deemed to have made a contribution to the capital of the Company on account of the Contributed Assets in the aggregate amount of $57,401,765 of which (i) $29,751,765 shall be allocated to "Burgess Class A Capital", (ii) $14,800,000 shall be allocated to "Burgess Class B Capital" and (iii) $12,850,000 shall be allocated to "Burgess Special Capital."

          (b) If, on the date of any Call Notice, the RSVP Outstanding Capital is equal to or greater than $50,000,000 and Burgess is not in default hereunder, then Burgess shall have the right, but not the obligation, to fund a portion of any capital contributions required pursuant to such Call Notice in an amount not greater than the amount that would cause the ratio of the RSVP Capital to the Burgess Class A Capital after such Call Notice is funded to be the same as such ratio immediately prior to the funding of such Call Notice, provided that (i) Burgess funds such capital contribution on an internal source, non-borrowed, non-syndicated basis (i.e., by equity
                                                             ----
investments from Calvin Burgess, Susan Burgess or a Burgess family trust, or from previous distributions to Burgess of Net Cash Flow and/or Capital Proceeds) and (ii) Burgess delivers to RSVP and the Company an irrevocable written notice of its intention to make such capital contribution (which notice shall include the amount of such contribution)not later than three (3) business days after receipt by Burgess of such Call Notice. RSVP shall be permitted to rely on such notice from Burgess in calculating the amount of RSVP's required capital contribution on account of such Call Notice pursuant to Section 3.2(b).
   --------------

          (c)  In  the  event  that  the   Company   refinances   any  of  the
institutional  first  mortgage debt  described on SCHEDULE H-1 annexed  hereto
                                                  ------------
prior to its maturity date and, in connection with such refinancing, the lender waives all or part of the prepayment premium or penalty required under the loan documents for such debt, then on the date of the closing of such refinancing, provided that Burgess is not in default hereunder, a portion of the Burgess Class B Capital in an amount equal to the amount of the prepayment premium or penalty which has been waived shall be converted into Burgess Class A Capital.

          (d) Any distribution of proceeds from the funding of an initial public offering of the Company (the "IPO") shall be made in accordance with the priorities and preferences set forth in Section 4.2 and Section 4.3.
                                                -----------      ------------
Subsequent to any such IPO and distribution of proceeds, Burgess Class A Capital and Burgess Class B Capital (togther, "Burgess Total Capital") will be treated without class distinction.

          (e) If the Company suffers a monetary loss, damage or expense as a result of any of the matters described in Article 7 of the Closing Agreement not having been resolved or delivered prior to the date hereof, then the Company shall have the right to pay the amount of such loss, damage or expense and to reduce the Burgess Class A Capital by an amount equal to the amount of such loss, damage or expense.

     3.2 RSVP Capital Contributions.
         --------------------------

          (a) RSVP shall make contributions in cash to the Company on the terms and conditions set forth in this Section 3.2, provided that RSVP shall
                                        -----------
not be required to make capital contributions to the Company in excess of the RSVP Maximum Capital Contribution or at any time afer a Burgess Event of Default has occurred.

          (b) The unfunded portion of the RSVP Maximum Capital Contribution (the "Unfunded Capital") shall be contributed, in whole or in part, at any time upon the call by the Board, by providing each Member with written notice of such call at least ten (10) business days prior to the date on which payment of such call is due (the "Call Notice"). The Call Notice shall specify the amount of the Unfunded Capital to be paid, the maximum amount, if any, which Burgess has the right to contribute on account of such Call Notice, the purpose of the required capital, the Company Subsidiary to which the Unfunded Capital will be contributed (if applicable), and the date by which payment must be made, which date shall not be less than fifteen (15) business days from the date of the Call Notice (the "Due Date").

          (c) The Unfunded Capital specified in any Call Notice shall be paid or delivered to or at the direction of the Company or to or at the direction of the Properties Company or an Alternate Company, as applicable, by wire transfer or by a certified or bank cashier's check. The paid-in capital contributions shall be available to the Company or the Properties Company or Alternate Company as needed for the purposes of acquiring approved Investments, funding improvements to Investments and funding working capital requirements of the Company pursuant to budgets previously approved by the Board, and for such other purposes as may be approved by the Board. All capital contributions will be temporarily invested until needed by the Company in securities or other instruments determined by the Board.

          (d) In the event of a Qualifying Refinancing, and provided that Burgess is not then in default hereunder, the RSVP Maximum Capital Contribution shall be increased by an amount which is the lesser of (i) the Capital Proceeds received by RAP on account of such Qualified Refinancing and
(ii) the total capital contribution made by RAP to the Properties Company on account of the Prison which was the subject of such Qualifying Refinancing.

          (e) Capital contributions made by RAP to the Properties Company or by any Alternate Investor to an Alternate Company shall be credited against the Unfunded Capital and the RSVP Maximum Capital Contribution as if such contributions were made by RSVP to the Company.

     3.3  Withdrawal  of Capital.  No Member  shall have the right to withdraw
          ----------------------
from the Company all or any part of its capital contribution or to receive any funds or property from the Company, except as provided herein. No Member shall have any right to demand and receive property, other than cash of the Company in return of its capital contribution, except as may be specifically provided in this Agreement. No interest shall be paid on any capital contribution.

     3.4 Loans and Guaranties.  Except as  specifically  provided  herein,  no
         --------------------
loans to the Company or guaranties of Company borrowings, if any, permitted to be made hereunder by a Member and/or its Affiliates shall be treated as capital contributions to the Company for any purpose.

     3.5 Adjustments to Burgess Capital. (a) If Burgess (i) delivers to RSVP a
         ------------------------------
statement from an architect or engineer acceptable to RSVP certifying that the construction of the McLoud Prison has been completed in all respects on or before the McLoud Completion Date in accordance with the Approved McLoud Plans (time being of the essence with respect to such date, with no allowance for force majeure), and the construction of the Crowley Prison has been completed in all respects on or before the Crowley Completion Date in accordance with the Approved Crowley Plans (time being of the essence with respect to such date with no allowance for force majeure), and (ii) provides RSVP with a certificate by its chief financial officer, together with other evidence satisfactory to RSVP, of the aggregate actual cost to completion (the "Completion Cost") of each prison, and (iii) such certificate indicates that the aggregate Completion Cost of both Prisons is less than the Prison Budgeted Cost, then, effective upon the date that RSVP receives all of the certifications and other evidence required under clauses (i) and (ii) above, the Burgess Class B Capital shall be increased by an amount equal to the excess of the Prison Budgeted Cost over the actual costs of construction of the Prisons (the "Additional Class B Capital"), provided that in no event shall the Additional Class B Capital be greater than $6,000,000.

          (b) If (i) Additional Class B Capital has been credited to Burgess pursuant to paragraph (a) above, (ii) Burgess has established, pursuant to paragraph (a) above, that the McLoud Prison has been completed for a Completion Cost which is less than the McLoud Budgeted Cost, and (iii) the Stabilization Date for the McLoud Prison occurs, then, effective upon such Stabilization Date, 56.8% of the Additional Class B Capital shall be converted to Burgess Class A Capital.

          (c) If (i) Additional Class B Capital has been credited to Burgess pursuant to paragraph (a) above, (ii) Burgess has established, pursuant to paragraph (a) above, that the Crowley Prison has been completed for a Completion Cost which is less than the Crowley Budgeted Cost, and (iii) the Stabilization Date for the Crowley Prison occurs, then, effective upon such Stabilization Date, 43.2% of the Additional Class B Capital shall be converted to Burgess Class A Capital.

     3.6   Aggregation   of  Capital   Contributions.   Notwithstanding   that
           -----------------------------------------
contributions to the capital of the Company or any Company Subsidiary by the Members (including RAP or any Alternate Investor) will be made in respect of a particular Investment, all contributions to the capital of the Company and the Company Subsidiaries shall be treated in the aggregate (with respect to the Investments as a whole) for purposes of this Article III and Article IV
                                                  ------------      ----------
hereof.

     3.7  Capital  Accounts.  A separate  capital  account  (each,  a "Capital
          -----------------
Account") shall be established and maintained for each Member in accordance with the following provisions:

          (i) To each Member's Capital Account there shall be credited (A) the amount of money and the Gross Asset Value of any property contributed to the capital of the Company by such Member,(B) such Member's distributive share of Net Profits and Net Profits from Capital Transactions and any items in the nature of income or gain which are specially allocated pursuant to Section 5.5 hereof, and (C) the amount of any Company
                   ------------
     liabilities assumed by such Member or which are secured by any property distributed to such Member. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Company by the maker of the note (or a Member related to the maker of the note within the meaning of Regulations
     Section 1.704-1(b)(2)(ii)(c)) shall not be included in the Capital Account of any Member until the Company makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(2);

          (ii) To each Member's Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any Property distributed to such Member pursuant to any provision of this Agreement, (B) such Member's distributive share of Net Losses and Net Losses from Capital Transactions and any items in the nature of expenses or losses which are specially allocated pursuant to Section 5.3 or Section 5.4 hereof, and
                                       -----------    -----------
     (C) the amount of any liabilities of such Member assumed by the Company or which are secured by any Property contributed by such Member to the Company;

          (iii) In the event Membership Interests are transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interests; and

          (iv) In determining the amount of any liability for purposes of subparagraphs (i) and (ii) above there shall be taken into account Code
     Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations
Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event that the Tax Matters Member shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Members, are computed in order to comply with such Regulations, the Board may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article X hereof upon the dissolution of the Company. The Board also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704- 1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).


                                  ARTICLE IV
                                 DISTRIBUTIONS

     4.1  Distributions  of Net Cash  Flow.  Net Cash  Flow for each  calendar
          --------------------------------
quarter shall be distributed among the Members, on the fifth (5th) business day after RSVP has verified the accuracy of the calculation by the officers of the Company of the proposed distributions for such quarter (as provided in clause (ii) of Section 6.9(b)), but in no event later than the 60th day after
               --------------
the end of such quarter, in the following order of priority:

          (a) First, to Burgess, until Burgess has received an amount equal to the Burgess Special Distribution with respect to such quarter and any Burgess Special Distributions with respect to past calendar quarters that remain unpaid;

          (b) Second, (i) to RSVP and Burgess, in proportion to the unpaid 20% Cumulative Priority Return on the RSVP Capital and the Burgess Class A Capital, respectively, which accrued prior to the calendar quarter in question, until each has received such unpaid 20% Cumulative Priority Return; and (ii) then to RSVP and Burgess, in proportion to the RSVP Capital and the Burgess Class A Capital, until each has received its 20% Cumulative Priority Return for the calendar quarter in question.

          (c) Third, to RSVP and Burgess, in proportion to the unpaid 20% Noncumulative Return on the RSVP Class B Capital and the Burgess Class B Capital, respectively, until each has received such unpaid 20% Noncumulative Priority Return; and

          (d) Thereafter, (i) 20% of such Net Cash Flow shall be distributed to Burgess as an additional return on capital, and (ii) 80% of such Net Cash Flow shall be distributed to RSVP and Burgess, as an additional return on capital, in proportion to the aggregate distributions theretofore made during the Term to RSVP and Burgess, respectively, pursuant to clauses (b) and (c) above.

Notwithstanding the foregoing, all distributions of Net Cash Flow otherwise distributable to RSVP under either clauses (b) or (d) above shall be reduced by any corresponding distributions being made to RAP or an Alternate Investor for the period in question under clauses (b) and (d) of Section 4.1 of the
                                                            -----------
Properties Operating Agreement or, as applicable, under the corresponding provisions of the operating agreement of any Alternate Company, (each, an "Alternate Operating Agreement").

     4.2 Distributions of Capital Proceeds. Capital Proceeds from each Capital
         ---------------------------------
Transaction  shall be  distributed  among the Members,  on or before the fifth
(5th) day after RSVP has verified the accuracy of the calculation by the officers of the Company of the proposed distribution of such Capital Proceeds (as provided in clause (ii) of Section 6.9(b)), but in no event later than the 60th day after the Capital Transaction in question, in the following order of priority:

          (a) First, to Burgess, until the Burgess Special Capital has been returned in full;

          (b) Second, to RSVP, until the RSVP Preferred Capital has been returned in full and RSVP has received additional amounts which, taken together with such return of the RSVP Preferred Capital, yield to RSVP an IRR on the RSVP Preferred Capital in the respective percentages applicable to each period prior to the date of such distribution, as set forth on SCHEDULE H-2
                                                                  ------------
annexed hereto;

          (c) Third, to RSVP and Burgess, in proportion to the Unpaid 4.2(c) IRR Amounts, until the RSVP Common Capital and Burgess Class A Capital, respectively, has been returned in full to RSVP and Burgess, respectively, and each has received additional amounts which, taken together with such return of the RSVP Common Capital and Burgess Class A Capital, yield to RSVP and Burgess an IRR on the RSVP Common Capital and Burgess Class A Capital, respectively, in the respective percentages applicable to each period prior to the date of such distribution, as set forth on SCHEDULE H-2 annexed hereto;
                                   ------------

          (d) Fourth, to RSVP and Burgess, in proportion to the Unpaid 4.2(d) IRR Amounts, until RSVP Class B Capital and the Burgess Class B Capital, respectively, has been returned in full to each of RSVP and Burgess, and each has received additional amounts which, taken together with such return of the RSVP Class B Capital and the Burgess Class B Capital, respectively, yield to RSVP and Burgess an IRR on the RSVP Class B Capital and Burgess Class B Capital, respectively, in the respective percentages applicable to each period prior to the date of such distribution, as set forth on SCHEDULE H-2 annexed
                                                          ------------
hereto;

          (e) Thereafter, (i) 20% of such Capital Proceeds shall be distributed to Burgess, and (ii) 80% of such Capital Proceeds shall be distributed to RSVP and Burgess, in proportion to the aggregate distributions made to RSVP and Burgess, respectively, pursuant to clauses (b), (c) and (d) above with respect to the Capital Transaction giving rise to the Capital Proceeds being distributed;

Notwithstanding the foregoing, (i) Capital Proceeds which derive from Investments owned by a Properties Subsidiary or an Alternate Subsidiary shall be distributed to RAP and the Company pursuant to the terms of the Properties Operating Agreement, as applicable, or to the relevant Alternate Investor and the Company pursuant to the terms of the applicable Alternate Operating Agreement; and (ii) all distributions of Capital Proceeds made by the Properties Company or the relevant Alternate Company to the Company pursuant to the Properties Operating Agreement or the relevant Alternate Operating Agreement shall be distributed by the Company SOLELY to Burgess and applied in accordance with the provisions of clauses (a),(c) (d) and (e) above, as such provisions relate to the application of distributions to Burgess.

In addition, (x) Capital Proceeds derived from a BPC Special Principal Repayment shall not be distributed to Burgess to return the Burgess Special Capital, but shall instead be distributed in accordance with clauses (b), (c),
(d) and (e) above; and (y) Capital Proceeds derived from a BPC Regular Principal Repayment shall be distributed on the 25th day after receipt by the Properties Company of such BPC Regular Principal Repayment.

     4.3 Non-Cash  Distributions.  If any non-cash assets of the Company shall
         -----------------------
be distributed in kind, such assets shall be distributed on the basis of the then fair market value thereof determined by a qualified appraiser thereof selected by the Board, and such assets shall be distributed to the Members entitled thereto as tenants-in-common in the same order and priority that Capital Proceeds are distributed to the Members in accordance with Section 4.2
                                                                   -----------
above.

     4.4 Withholding  From Certain  Distributions.  The Board is authorized to
         ----------------------------------------
withhold from distributions to the Members and to pay over to any federal, foreign, state or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, foreign, state or local law. Any amounts withheld pursuant to the preceding sentence of this
Section 4.4 with respect to any distribution or allocation shall be treated as
-----------
amounts distributed to the Member with respect to which such amounts were withheld pursuant to this Article IV for all purposes of this Agreement.
                          ----------

     4.5 Default;  Subordination of Burgess  Capital.Notwithstanding  anything
         -------------------------------------------
contained in the Agreement to the contrary, from and after the occurrence of a Burgess Major Event of Default, Sections 4.1 and 4.2 shall be deemed amended
                                 --------------------
so that, on any distribution date hereunder, all amounts which are payable to RSVP pursuant to clause (b) of Section 4.1 and clauses (b) and (c) of Section
                                -----------                            -------
4.2,  disregarding any proportionate sharing of such distribution with Burgess
---
provided in such clauses, shall be paid to RSVP before any distributions are made to Burgess pursuant to Section 4.1 or Section 4.2, as applicable. In
                             -----------    ------------
addition,  the Company shall not make the  distributions  described in Section
                                                                       -------
4.1(a) and  Section  4.2(a) at any time that there has been a payment  default
------      ---------------
under the BPC Note which has not been cured.


                                   ARTICLE V
                             CAPITAL ACCOUNTS AND
                            INCOME TAX ALLOCATIONS

     5.1 Net Profits shall be allocated as follows:
         -----------------------------------------

          (a) First, to Burgess and RSVP, to the extent of and in proportion to the Net Losses previously allocated to each pursuant to Section 5.2 below
                                                             -----------
(in reverse order of the Net Losses allocated pursuant to clauses (a) through (h) thereof), minus the aggregate amount of Net Profits previously allocated to each Member pursuant to this paragraph (a);

          (b) Next, to Burgess, up to an amount equal to the excess of (1) the aggregate distributions made and accrued on account of the Burgess Special Distribution since the inception of the Company through the end of the current taxable year of the Company, over (2) the sum of (i) the aggregate amount of Net Profits previously allocated to such Member pursuant to this paragraph (b) and (ii) any shortfall thereon made up by reason of any allocation of Net Profits from Capital Transactions pursuant to Section 5.3(a).
                                              --------------

          (c) Next, to Burgess and RSVP, to the extent of and in proportion to the excess of (1) each Member's 20% Cumulative Priority Return since the inception of the Company through the end of the current taxable year of the Company over (2) the aggregate amount of Net Profits previously allocated to such Member pursuant to this paragraph (c) of this Section 5.1.
                                                   -----------

          (d) Next, up to an amount equal to and in proportion to the excess of(1) the aggregate distributions made to each Member pursuant to Section
                                                                       -------
4.1(c) since inception of the Company through a date sixty (60) days following
------
the end of the current taxable year of the Company, over (2) the sum of (i) the aggregate Net Profits previously allocated to the Members pursuant to this paragraph (d) and (ii) any shortfall therein made up by reason of any allocations of the Net Profits from Capital Transactions pursuant to Section
                                                                       -------
5.3(d);
------

          (e) Next, up to an amount equal to and in proportion to the excess of (1) the aggregate distributions made to each Member pursuant to Sections
                                                                      --------
4.1(d) and 4.2(e)  since  inception  of the Company  through a date sixty (60)
------     ------
days following the end of the current taxable year of the Company, over (2) the aggregate Net Profits and Net Profits from Capital Transactions allocated to the Members pursuant to this Section 5.1(e) and Section 5.3(e); and
                                --------------     --------------

          (f) The balance, if any:

               (i) 20% to Burgess; and

               (ii) 80% to the Members in the same proportion that any additional Net Cash Flow would be distributed to the Members pursuant to Section 4.1(d)(ii).

     5.2 Net Losses shall be allocated among the Members as follows:
         ----------------------------------------------------------

          (a) First, to the extent of and in proportion to the Net Profits allocated to the Members pursuant to Section 5.1(f);
                                     --------------

          (b) Next, to the extent of and in proportion to the Net Profits allocated to the Members pursuant to Section 5.1(e);
                                     --------------

          (c) Next, to the extent of and in proportion to the Net Profits allocated to Burgess pursuant to Section 5.1(d);
                                 --------------

          (d) Next, to the extent of and in proportion to the Net Profits allocated to the Members pursuant to Section 5.1(c);
                                     --------------

          (e) Next, to the extent of and in proportion to each Member's unreturned RSVP Class B Capital and Burgess Class B Capital;

          (f) Next, to the extent of and in proportion to each Member's unreturned RSVP Common Capital and undistributed Burgess Class A Capital;

          (g) Next, to RSVP up to an amount equal to its undistributed RSVP Preferred Capital; and

          (h) The balance, if any, in proportion to the Members' aggregate Capital contributions.

     5.3 Net Profits from Capital Transactions shall be allocated as follows:
         -------------------------------------------------------------------

          (a) First, to Burgess, up to an amount equal to the excess of (i) the aggregate distributions made and accrued on account of the Burgess Special Distribution since inception of the Company through the end of the current taxable year of the Company, over (2) the aggregate Net Profits and Net Profits from Capital Transactions previously allocated to Burgess pursuant to Sections 5.1(b) and this 5.3(a);
---------------          ------

          (b) Next, to RSVP, up to an amount necessary to increase its Capital Account balance to the amount of its unreturned RSVP Preferred Capital and the unpaid Section 4.2(b) IRR Distribution;

          (c) Next, to RSVP and Burgess in proportion to the amounts necessary to increase their respective Capital Account balances (after taking into account the allocation of Net Profits from Capital Transactions pursuant to the preceding paragraphs (a) and (b) and the distribution of Capital Proceeds to be made pursuant to Sections 4.2(a) and (b) to amounts equal to the sum of
                       ----------------     ---
(i) the unreturned Burgess Special Capital, (ii) the Member's respective unreturned RSVP Common Capital and unreturned Burgess Class A Capital and
(iii) each Member's respective unpaid Section 4.2(c) IRR Distribution;

          (d) Next, to RSVP and Burgess in proportion to the amounts necessary to increase their respective Capital Account balances (after taking into account the allocation of Net Profits from Capital Transactions pursuant to the preceding paragraph (c) and the distributions to be made pursuant to
Section 4.2(c)) to an amount equal to the Members' respective  unreturned RSVP
--------------
Class B Capital,  Burgess Class B Capital and each Member's  respective unpaid
Section 4.2(d) IRR Distribution;

          (e) Next, up to an amount equal to and in proportion to the excess of (1) the aggregate distributions made to each Member pursuant to Sections
                                                                      --------
4.1(d) and 4.2(e)  since  inception  of the Company  through a date sixty (60)
------     ------
days following the end of the current taxable year of the Company, over (2) the aggregate Net Profits and Net Profits from Capital Transactions allocated to the Members pursuant to Section 5.1(e) and this Section 5.3(e); and
                           --------------          --------------

          (f) The balance, if any, 20% to Burgess and 80% to the Members in the same proportion that any additional Capital Proceeds would be distributed to the Members pursuant to Section 4.2(e)(ii).
                           ------------------

     5.4 Net Losses from Capital Transactions shall be allocated as follows:
         ------------------------------------------------------------------

          (a) First, to the Members to the extent of and in proportion to the Net Profits from Capital Transactions allocated pursuant to Section 5.3(f);
                                                            --------------

          (b) Next, to Burgess up to an amount equal to the lesser of (1) the extent its positive Capital Account balance exceeds the unreturned Burgess Class A Capital and the unpaid Section 4.2(b) IRR Distribution in respect thereof, and (2) the aggregate amount of Net Profits from Capital Transaction allocated to Burgess pursuant to Section 5.3(d);
                                 --------------

          (c) Next, to the Members up to an amount equal to and in proportion to the lesser of (1) the extent such Member's positive Capital Account balance exceeds the unpaid RSVP Common Capital and Burgess Class A Capital and the respective unpaid Section 4.2(c) IRR Distributions thereon, and (2) the Net Profits from Capital Transactions allocated to such Member pursuant to Section
                                                                       -------
5.3(c);
------

          (d) Next, to RSVP up to an amount equal to the lesser of (1) the extent RSVP's positive Capital Account balance exceeds the unpaid RSVP Preferred Capital and the unpaid IRR Distribution thereon, and (2) the Net Profits from Capital Transactions allocated to the RSVP pursuant to Section
                                                                       -------
5.3(b);
------

          (e) Next, to the Members in proportion to their positive Capital Account balances; and

          (f) The balance, if any, to the Members in proportion to their Capital Contributions.

     5.5  Further   Allocation   Rules.   Anything   herein  to  the  contrary
          ----------------------------
notwithstanding:

          (a) An item of Company tax loss or deduction shall not be allocated to a Member to the extent that as of the end of any taxable year a deficit balance in such Member's Capital Account would be created or increased (after adding to such Capital Account balance such Member's share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain as provided in Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), respectively) and subtracting the items referred to in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6). Any amount that cannot be allocated to one Member by reason of this Section
                                                                       -------
5.5(a) shall be allocated to the Members whose Capital Accounts, as determined
------
in accordance with the foregoing rules, are positive. Additionally, if in any taxable year any Member unexpectedly receives any adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d) (4), (5) or
(6) such that had such unexpected adjustment, allocation or distribution been known at the time of the determinations made under this Section 5.5(a), such
                                                         --------------
Member would not have been entitled to the allocation under this Agreement, such Member shall be allocated items of income and gain in an amount and manner sufficient to eliminate any deficit balance in such Member's Capital Account (after adjustment as provided above) as quickly as possible. The preceding sentence is intended to satisfy the qualified income offset provisions of the Regulations referenced therein.

          (b) The Company tax losses and Nonrecourse Deductions that are attributable to Member Nonrecourse Debt shall be allocated to the Member that bears the economic risk of loss for such debt. Such allocations and any determinations required in order to make such allocations shall be made in accordance with Regulation Section 1.704-2. Except as otherwise required by Regulation Section 1.704-2, all other Nonrecourse Deductions shall be allocated to the Members in proportion to their Capital Contributions.

          (c) If there is a net decrease in the Company Minimum Gain during any Company taxable year, each Member shall be allocated before any other allocation is made under Code Section 704(b) (for such taxable year, and, if necessary, for subsequent years), items of the Company income and gain in proportion to, and to the extent of such Member's share of the net decrease in the Company Minimum Gain during such year (as determined in accordance with Regulation Sections 1.704-2(g)(2) and 1.704-2(j)(2)). This paragraph shall not apply to the extent no minimum gain charge back is required pursuant to Regulation Section 1.704-2(f).

          (d) If there is a net decrease in Member Nonrecourse Debt Minimum Gain during any Company taxable year, each Member with a share of such Member Nonrecourse Debt Minimum Gain at the beginning of such taxable year shall be allocated, after any allocation pursuant to Section 5.5(c) hereof, but before
                                             --------------
any other allocation is made under Code Section 704(b) (for such taxable year and, if necessary, for subsequent years), items of the Company income and gain in proportion to, and to the extent of, such Member's share of the net decrease in such Member Nonrecourse Debt Minimum Gain (as determined in accordance with Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)). This paragraph shall not apply to the extent no minimum gain charge back is required pursuant to Regulation Section 1.704-2(i)(4).

          (e) Notwithstanding the allocations provided for in this Article V, each of the Members agrees that the Board is authorized to make such special allocations of items of income, gain, loss or deduction as may be necessary to eliminate the effects of any special allocations or adjustments to the capital accounts of the Members pursuant to Section 704(b) of the Code and any regulations promulgated thereunder, including, without limitation, any allocation made pursuant to paragraph (a), (b), (c), and (f) of this Section
                                                                       -------
5.5 ("Regulatory  Allocations")  which are applied to the Company by the Board
---
but which Regulatory Allocations would cause the Capital Account balances of the Members to not properly reflect the distributions which would be made to the Members if the Company were liquidated.

          (f) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulation Section 1.704- 1(b)(2)(iv)(m)(2) or
Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of his interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Regulation Section 1.704- 1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event Regulation Section 1.704-1(b)(2)(iv)(m)(4) applies.

          (g) The Members are aware of the income tax consequences of the allocations made by this Article V and hereby agree to be bound by the provisions of this Article V in reporting their shares of Company income and loss for income tax purposes.

          (h) Solely for purposes of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a) (3), the Members' interests in Company profits are the same as their relative percentages of the aggregate capital contributions to the Company.

          To the extent permitted by Section 1.704-2(h) (3) of the Regulations, the Company shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase the deficit balance, if any, in such Member's Capital Account as of the end of the relevant taxable year, after giving effect to the following adjustments:

               (i) Credit to such Capital Account any amounts which such Member is deemed to be obligated to restore pursuant to the penultimate sentences in Sections 1.704- 2(g)(1) and 1.704-2(i)(5) of the Regulations; and

               (ii)  Debit to such  Capital  Account  the items  described  in
          Sections   1.704-1(b)(2)(ii)(d)(4),   1.704-  1(b)(2)(ii)(d)(5)  and
          1.704-1(b)(2)(ii)(d)(6) of the Regulations.

               (iii) Each item of income, gain, loss or deduction which is specially allocated under this Section 5.5, shall not be taken into
                                          -----------
          account for purposes of Net Profits allocated under Sections 5.1 and
                                                              ------------
          5.2 and Net Profits  from Capital  Transactions  and Net Losses from
          ---
          Capital Transactions allocated under Sections 5.3 and 5.4.
                                               ------------     ---

     5.6 Code Section 704(c) Tax Allocations.  In accordance with Code Section
         -----------------------------------
704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with subparagraph (i) of the definition of "Gross Asset Value" in SCHEDULE B using the traditional method described in Regulation Section
----------
1.704-3(b), unless the Board or the IRS shall determine such method to be unreasonable within the meaning of Example 2 of such Regulation, in which case the traditional method with curative allocations described in Regulation ss. 1.704-3(c)shall be used; provided, however, the Board shall determine the appropriate curative allocations.

          In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of "Gross Asset Value" in SCHEDULE B, subsequent allocations of income, gain, loss an deduction with
----------
respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

          Any elections or other decisions relating to such allocations shall be made by the Board in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 5.6 are
                                                               -----------
solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses, and other items, or distributions pursuant to any provision of this Agreement.

     5.7  Order of  Allocations.  In each  taxable  year of the  Company,  the
          ---------------------
Company shall first allocate Net Profits, Net Losses and Nonrecourse Deductions, taking into account the distributions of Net Cash Flow made during such year and to be made within 60 days following the close of such year, then any allocations required under Section 5.5 shall be made. Then the Net Profits
                               -----------
from the Capital Transactions and Net Losses from Capital Transactions, if any, shall be allocated among the Members and such allocations shall be reflected in their Capital Accounts.

     5.8  Distributions  and Allocations in Respect of Transferred  Membership
          --------------------------------------------------------------------
Interests.  If any Membership  Interests are transferred during any Allocation
---------
Year in compliance with the provisions of Article VII, Net Profits, Net Losses, Net Profits from Capital Transactions and Net Losses from Capital Transactions, each item thereof, and all other items attributable to the transferred Membership Interests for such taxable year shall be divided and allocated between the transferor and the transferee by taking into account their varying Interests during the year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Board. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such transfer, provided that, if the Company is given notice of a transfer at least ten (10) Business Days prior to the Transfer, the Company shall recognize such transfer as of the date of such Transfer, and provided further that if the Company does not receive a notice stating the date such Membership Interest were transferred and such other information as the Board may reasonably require within thirty (30) days after the end of the taxable year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the person who, according to the books and records of the Company, was the owner of the Membership Interests on the last day of such taxable year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 5.8, whether
                                                         -----------
or not the Board or the Company has knowledge of any Transfer of ownership of any Membership Interests.


                                  ARTICLE VI
                                  MANAGEMENT

     6.1  Management.  The overall  management and control of the business and
          ----------
affairs of the Company will be vested solely in the Members. The Members shall direct, manage and control the business of the Company to the best of their ability.

     6.2  Board.  The  Members  shall  appoint  representatives  to a Board of
          -----
Managers of the Company (the "Board") that shall have, on behalf of the Members, the full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company other than the RSVP-Controlled Matters, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business. Except for the RSVP- Controlled Matters, no Member, acting alone, can bind the Company.

     6.3  Managers.  The  Board  shall  initially  consist  of up to  six  (6)
          --------
individuals (each, a "Manager" or "Director"). The maximum number of Managers of the Company shall be fixed from time to time by the Board. RSVP shall have the right to appoint up to three (3) Managers; and Burgess shall have the right to appoint up to three (3) Managers. Calvin Burgess shall be a voting member of the Board for so long as Calvin Burgess is physically and mentally capable of serving and has not retired from all business activities. The Chairman of the Board shall be Calvin Burgess (for so long as Calvin Burgess is a Manager), and the Vice-Chairman of the Board shall be designated by RSVP. Each Manager shall be a member of the Board until such Manager has been removed, resigned, become incapacitated or died and notice of such removal, resignation, incapacitation or death has been given to the Board. Except as otherwise provided herein, a Manager may be removed by the Member that appointed such Manager for any reason. Any vacancy on the Board created by the resignation, removal, incapacity or death of any Manager may be filled by another person designated by such Member subject, to the reasonable approval of the other Member; provided that the following shall be deemed approved as
Managers: Scott Rechler, Michael Maturo, Seth Lipsay, Steven Shepsman, Frank Adipietro, Diane M. Conniff, Calvin R. Burgess, John R. Thompson, and James T. Hunter.

     6.4 Resignation of Managers. Any Manager of the Company may resign at any
         -----------------------
time by giving written notice of such resignation to the Board. The resignation of any Manager shall take effect upon receipt of that notice or at such later time as shall be specified in the notice; and, unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective.

     6.5 Major  Decisions.  Without  limiting  the  generality  of Section 6.2
         ----------------                                          -----------
above, but subject to the limitations set forth in this Agreement, the Board shall have power and authority, on behalf of the Company, to make all Major Decisions. Notwithstanding the foregoing, the Managers appointed by RSVP, acting alone, shall have the sole right to act on behalf of the Company with respect to the RSVP-Controlled Matters.

     6.6 Restrictions on the Authority of the Board. Notwithstanding any other
         ------------------------------------------
provisions of this Agreement, the Board shall have no authority (i) to perform any act in violation of any applicable law; (ii) to perform any act in violation of this Agreement; (iii) to possess Company property, or assign the Company's rights in specific Company property, for other than a Company purpose; or (iv) to knowingly perform any act, or knowingly cause the Company to perform any act, which would result in the Company being classified as an Investment Company under the Investment Company Act of 1940.

     6.7 Business Plan; Investment Proposals.
         -----------------------------------

          (a) The Board will approve, as soon as is practicable after the date hereof, a Business and Operating Plan for the Company (the "Business Plan"). The Business Plan shall include minimum yield thresholds and creditworthiness standards for each proposed Investment, as well as a budget in the form of
SCHEDULE I hereto and projected cash flow analyses. Annexed hereto as SCHEDULE
----------                                                            --------
I is a proposed  budget for the balance of the 1998 calendar  year;  within 30
-
days of the Closing Date, the Board shall determine the budget for the balance of the 1998 calendar year. The Company, through the Board, shall operate in conformity with and in furtherance of the Business Plan and the strategies and budgets set forth therein or otherwise approved by the Board. At least sixty
(60) days prior to the commencement of each Fiscal Year, the Board shall adopt an operating budget for the following Fiscal Year, including a detailed operating and capital budget for the Company and a detailed operating and capital budget for each Investment and for the Investments as a whole, and three-year pro forma capital and operational budgets for the Company and for each of the Investments.

          (b) Any proposed Investment shall be presented to the Board in the form of a written investment proposal to be agreed upon by the Members (an
"Investment Proposal"), and shall be accompanied by operating budgets, projections, market analyses and such other relevant information as the Board may require. The Board shall vote on each proposed Investment within three (3) business days of presentation to it of an Investment Proposal together with all additional information which may be requested by the Board. If an Investment is approved, the Managers appointed by RSVP shall designate whether
(i) capital contributions for such Investment are to be made by RSVP or by RAP or by an Alternate Company and, therefore, whether such Investment will be acquired by a Services Subsidiary, a Properties Subsidiary or an Alternate Subsidiary; and (ii) an operating lease should be entered into with respect to such Investment between a Properties Subsidiary and a Services Subsidiary or an Alternate Company.

     6.8 Board Meetings. Regular meetings of the Board shall be held quarterly
         --------------
at a location designated by the Board; provided that any meeting of the Board may be conducted by telephone conference. Special meetings of the Board may also be called by the Chairman or the Vice Chairman of the Board upon three
(3)  business  days'  advance  notice to the other  members of the Board.  The presence (in person, telephonically or by proxy) of at least four (4) Managers, at least two (2) of whom are designees of RSVP and at least two (2) of whom are designees of Burgess, shall be required for a quorum for the transaction of business at each meeting. The Managers appointed by each Member shall vote collectively upon all matters presented to the Board by casting a single vote, and such vote shall be cast by the Manager designated by each Member, (or, in the absence of such designation, the Manager who has the longest tenure on the Board of Managers among the Managers designated by the relevant Member). Board approvals and decisions shall require unanimity of the Managers. The Board shall designate any place as the place of meeting for any meeting of the Board. RSVP and Burgess shall each use reasonable efforts to reach a consensus on all matters within the framework of the regular Board meetings, and each shall cooperate in encouraging frequent and detailed dialogue and communication among the Managers, RSVP and Burgess. The Board may establish such subcommittees as it deems desirable to maximize communication and dialogue.

     6.9 Day-to-Day Management.
         ---------------------

          (a) Subject to the oversight of the Board and to RSVP's exclusive right to act on RSVP-Controlled Matters, the day-to-day business and affairs of the Company shall be conducted by the officers of the Company elected by the Board from time to time, who shall execute investment plans and budgets in furtherance of and in accordance with the approved Business Plan. Notwithstanding the foregoing, at least one officer of the Company, who shall be a Vice-President (the "RSVP Officer"), shall be appointed by the Managers designated by RSVP. The officers of the Company shall take all appropriate actions in furtherance of Major Decisions approved by the Board.

          (b) Notwithstanding the foregoing,

               (i) the officers of the Company shall not have the authority to take any action which would constitute a Major Decision unless the Board shall have approved such action;

               (ii) no  distributions  shall be made  pursuant  to  Article IV hereof or Article IV of the  operating  agreement of the  Properties
                    ----------
          Company until RSVP has verified the accuracy of the calculation of such distributions;

               (iii) all written agreements to be entered into by the Company or a Company Subsidiary, regardless of amount or term, as well as all oral agreements which would have a term of not less than six (6) months or a cost in excess of $10,000 per annum, must have the prior written approval of RSVP; provided, however, that such approval shall not be required for (x) construction contracts in which a Company Subsidiary will act as contractor or construction manager or
          (y) third party property management agreements in which a Company Subsidiary will act as manager, in each case if and to the extent that payments under such agreements will not exceed $50,000 per annum; and provided further that the prior written approval of RSVP shall not be required for real estate development activities, including agreements of sale or purchase options under which the Company or a Company Subsidiary is the purchaser and related diligence costs, which agreements provide that the other party does not have the right to specific performance of the agreement, and the financial exposure to the Company (including money at risk and deposits to be made) is less than $10,000, provided further that the aggregate financial exposure under all such agreements entered into under this provision within any period of twelve consecutive months shall not exceed $125,000;

               (iv) Company disbursements shall be approved as provided in SCHEDULE J hereto or as the Members may otherwise agree in writing;
          ----------
          and

               (v) without the approval of the Board, neither the Company nor any Company Subsidiary shall directly engage in the transportation of prisoners.

          (c) The initial officers of the Company shall be as follows:

          President:                      Calvin R. Burgess

          Executive Vice President:       John R. Thompson

          Vice-President:                 James T. Hunter

          Vice-President:                 Frank Adipietro

          Secretary:                      John R. Thompson

          Treasurer:                      Dale F. Jordan, Jr.

          (d) The officers of the Company shall have the following duties and authority, subject to the RSVP-Controlled Matters and any RSVP approval rights contained herein:

               (i) PRESIDENT. The President shall be the principal executive officer of the Company and, subject to the Board's control, shall supervise and control all of the business and affairs of the Company. When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute. However, the President shall not sign any instrument which the law, this Agreement, or the Board expressly requires some other officer or agent of the Company to sign and execute. In general, the President shall perform all duties incident to the office of the President and such other duties as the Board may prescribe from time to time.

               (ii) EXECUTIVE VICE PRESIDENT AND VICE PRESIDENT. In the absence of the President or in the event of his death or inability or refusal to act, the Executive Vice President or in the absence of the Executive Vice President or in the event of his death or inability or refusal to act, the Vice Presidents in order of their length of service as Vice Presidents (unless the Board determines otherwise), shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. A Vice President shall have the same authority as the President to sign documents and shall perform such other duties as the Board may assign to him from time to time.

               (iii) SECRETARY. The Secretary shall (a) keep the minutes of the meetings of the Company in one or more books for that purpose,
          (b) give all notices which this Agreement or the law requires, (c) serve as custodian of the records of the Company, and (d) perform all duties which the President or the Board may assign to him from time to time.

               (iv) ASSISTANT SECRETARIES. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

               (v) TREASURER. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b) receive and give receipts for money due and payable to the Company from any source whatsoever, (c) deposit all moneys in the name of the Corporation in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

     6.10 Other Obligations of the Company.
          --------------------------------

          (a) The Company shall take such action as may be necessary or appropriate for the continuation of the Company's valid existence under the laws of the State of Delaware and in order to form or qualify the Company under the laws of any jurisdiction in which the Company is doing business or in which such formation or qualification is necessary to protect the limited liability of the Members or in order to continue in effect such formation or qualification. The Company shall file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates, including limited liability company and fictitious name certificates, and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction.

          (b) The Company shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Company.

          (c) The Company will maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning and/or operating similar properties in areas similar to those in which the Company owns and/or operates properties.

     6.11 Authority of Others to Act. Unless authorized  specifically to do so
          --------------------------
by the Board with regard to a particular matter, no officer, attorney-in-fact, employee, or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. Except as provided in Section 6.9 above and
                                                        ------------
except for RSVP-Controlled Matters, no Member shall have any power or authority to bind the Company unless (i) the Member is specifically empowered by the terms of this Agreement to take such action or (ii) such action by such Member has been authorized, approved or ratified by the Board. If, and to the extent that Burgess or any officer of the Company appointed by Burgess enters into a transaction on behalf of the Company which has not been authorized by the Board, and the Company is held to be bound by such unauthorized transaction, then the Burgess Class A Capital shall be decreased by an amount equal to the amount of such liability.

     6.12 Tax Matters Member.  RSVP shall serve as the tax matters partner for
          ------------------
the Company (the "Tax Matters Member"). Each Member by the execution of this Agreement consents to RSVP serving as the Tax Matters Member and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent. To the extent and in the manner provided by applicable law and regulations, the Tax Matters Member shall furnish the name, address, profits interest and taxpayer identification number of each Member to the Secretary of the Treasury or his delegate (the "Secretary"). The Tax Matters Member shall keep the Members informed of the administrative and judicial proceedings for the adjustment at the Company level of any item required to be taken into account by a Member for income tax purposes (such administrative proceedings referred to hereinafter as a "tax audit" and such judicial proceeding referred to hereinafter as "judicial review"). The Tax Matters Member is hereby exclusively authorized, but not required:

          (a) to enter into any settlement with the Internal Revenue Service or the Secretary with respect to any tax audit or judicial review, in which settlement agreement the Tax Matters Member may expressly state that such agreement shall bind the other Members, provided that Burgess is not disadvantaged pursuant to such settlement in a manner which is disproportionate to RSVP, and except that such settlement agreement shall not bind any Member who (within the time prescribed pursuant to the Code and regulations thereunder) files a statement with the Secretary providing that the Tax Matters Member shall not have the authority to enter into a settlement agreement on the behalf of such Member;

          (b) in the event that a notice of a final partnership administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a "final adjustment") is mailed to the Tax Matters Member, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court, the District Court of the United States for the district in which the Company's principal place of business is located, or the U.S. Court of Federal Claims:

          (c) to intervene in any action brought by any other Member for judicial review of a final adjustment;

          (d) to file a request for an administrative adjustment with the Secretary at any time and, if any part of such request is not allowed by the Secretary, to file a petition for judicial review with respect to such request;

          (e) to enter into an agreement with the Internal Revenue Service to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and

          (f) to take any other action on behalf of the Members or the Company in connection with any administrative or judicial tax proceeding to the extent permitted by applicable law or regulations.

The Company shall indemnify and reimburse the Tax Matters Member for all reasonable expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the Members. The payment of all such expenses shall be made before any distributions are made from Net Cash Flow or Capital Proceeds or any discretionary reserves are set aside by the Board. The taking of any action and the incurring of any expense by the Tax Matters Member in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Member and the provisions on limitations of liability and indemnification set forth in Sections 6.13 and 6.14 shall be fully applicable to the Tax Matters
         -----------------------
Member in its capacity as such.

     6.13 Limitation of Liability.
          -----------------------

          (a) Each Member's liability shall be limited as set forth in this Agreement, the Act, and other applicable law. Except as required pursuant to the Act, a Member will not be personally liable for any debts or losses of the Company beyond the Member's funded and unreturned capital contribution to the Company.

          (b) The Managers of the Company shall perform their managerial duties in good faith, in a manner that they reasonably believe to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager of the Company who so performs the duties of Manager shall not have any liability by reason of being or having been a Manager of the Company. No Manager shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct, (including, without limitation, acts taken by such Manager which are beyond the scope of such Manager's authority hereunder), or a wrongful taking by the Manager.

     6.14 Indemnity of the Manager, Officers,  Employees, and Other Agents. To
          ----------------------------------------------------------------
the maximum extent permitted under the Act, the Company shall indemnify the Managers and officers of the Company for all costs, losses, liabilities and damages paid or incurred by such Managers or officers in their capacity as such in connection with the business of the Company. The Company shall indemnify its employees and agents who are not Managers or officers of the Company to the fullest extent permitted by law, provided that the indemnification in any given situation is approved by the Board.

     6.15 Exclusivity.
          -----------

          (a) Each of Burgess, the officers of the Company from time to time (other than officers who are appointed or nominated by RSVP or the Managers designated by RSVP) and any company in which any of them have any direct or indirect interest (each, a "Restricted Party") shall not, directly or indirectly, make or permit to be made outside the Company any investments in
(i) any private company of any kind or (ii) any public company that invests (or has a business plan to invest), directly or indirectly, in real estate or real estate operating companies.

          (b) All investment opportunities which come to the attention of a Restricted Party must promptly be presented to the Company. No Restricted Party may proceed, directly or indirectly, with such opportunity on his or her own, even if the Board votes not to proceed with such investment opportunity.

          (c) If an entity in which RSVP has a controlling interest in respect of investments (an "RSVP-Controlled JV") has the opportunity to acquire or develop a project which is of the type, in all material respects, contemplated to be made by the Company under the Business Plan, other than government occupied office buildings outside of the Specified Area, and such RSVP-Controlled JV elects to proceed with such acquisition or development, then, provided that no Burgess Event of Default has occurred and is continuing and that Calvin Burgess is then still the Chairman of the Board, RSVP shall cause the investment to be presented to the Company. If the Board chooses not to proceed with such investment on the same terms as were approved by such RSVP-Controlled JV, RSVP shall be permitted to proceed with such investment on its own.

          (d) Burgess shall cause each person who in the future becomes a key employee of the Company, as determined by RSVP, to agree in writing to be bound by the restrictions applicable to a Restricted party pursuant to this
Section 6.15.
------------

          (e) The Members agree that irreparable damage would occur in the event that any of the provisions of this Section 6.15 were breached and that
                                           ------------
the Members shall be entitled, in addition to any other right or remedy at law or in equity, to injunctive relief to prevent or enjoin any such breach.

     6.16  Self-Dealing  Provisions.  Except as specifically  provided in this
           ------------------------
Agreement, a contract, lease or other relationship of the Company or a Company Subsidiary with a Related Party that is entered into in good faith and in furtherance of the business of the Company and is approved by the Managers who are appointed by the Member which is a third party to the Related Party shall be permitted and shall not be voidable or affected in any manner by the fact that a Member is directly or indirectly interested therein, nor shall any Related Party be accountable to the Company or to the other Member with respect to any benefits or profits directly or indirectly realized by such Related Party as a result of such transaction.

     6.17 Managers and Officers of Company Subsidiaries.  Each of the Services
          ---------------------------------------------
Company, the Services Subsidiaries and the Properties Subsidiaries shall at all times have Managers and officers identical to those of the Company; provided that if at any time, pursuant to Section 2.3 hereof, the Properties Company has an independent Board, then each Properties Subsidiary shall have Managers and officers identical to those of the Properties Company.

     6.18   Agreements   Between   Properties    Subsidiaries   and   Services
            ------------------------------------------------------------------
Subsidiaries.
------------

     The following agreements shall be entered into between certain Properties Subsidiaries and certain Services Subsidiaries:

          (a) Each of the Properties Subsidiaries that owns office buildings shall enter into a property management agreement with Dominion Asset Services L.L.C. or a Services Subsidiary designated by the Board, as manager, pursuant to which the manager will be paid 3.5% of gross revenues and reimbursement of the manager's direct costs, and which shall otherwise be on terms and conditions determined by RAP and RSVP in their sole discretion, provided that such other terms and conditions will not have any adverse economic effect on the interest of Burgess in the Company. Such management agreement shall be subject to cancellation by either party upon 60 days' written notice.

          (b) Any Company Subsidiary which engages in a construction project shall engage Canam Construction L.L.C. as the contractor for such construction project pursuant to an agreement under which the contractor will be paid a market rate fee for its services and which shall otherwise be on terms and conditions determined by RAP and RSVP in their sole discretion, provided that such other terms and conditions will not have any adverse economic effect on the interest of Burgess in the Company.

          (c) Any Company Subsidiary that constructs or purchases a prison facility shall, at the direction of RAP, lease such prison facility to a Services Subsidiary pursuant to a lease on terms and conditions determined by RAP and RSVP in their sole discretion, provided that such lease shall not have any adverse economic effect on the interest of Burgess in the Company.

          (d) With respect to any Investment being considered by the Company, Dominion Asset Services L.L.C. shall be engaged to perform the development of such proposed Investment, pursuant to an agreement under which Dominion Assets Services L.L.C. will be paid its actual costs and expenses and a "success" fee to be determined on a transaction-by-transaction basis and which shall otherwise be on terms and conditions determined by RAP and RSVP in their sole discretion, provided that such other terms and conditions will not have any adverse economic effect on the interest of Burgess in the Company. Such agreement may be terminated by either party upon 60 days' written notice.

          (e) The Properties Company shall engage Dominion Asset Services L.L.C. to perform all back office functions for the Properties Company and the Properties Subsidiaries pursuant to an agreement under which Dominion Assets Services L.L.C. shall be paid at market rates for such services and which shall otherwise be on terms and conditions determined by RAP and RSVP in their sole discretion, provided that such other terms and conditions will not have any adverse economic effect on the interest of Burgess in the Company.


                                  ARTICLE VII
                     RESTRICTIONS ON TRANSFER OF INTERESTS

          (a) RSVP, RAP or any Permitted RSVP Party may, at any time, transfer, sell, exchange, participate or syndicate

          (i) all or any portion of its interest in the Company and the Company Subsidiaries to RSVP, RAP and/or one or more Permitted RSVP Parties;

          (ii) a portion of its interest in the Company and the Company Subsidiaries to the extent of up to one-third (1/3) of the Aggregate RSVP Investment to a person or party other than RSVP, RAP, an Alternate Investor and/or one or more Permitted RSVP Parties; and

          (iii) subject to the Burgess Tag-Along (as defined below), after the earlier to occur of the second (2nd) anniversary of the date hereof and the date on which Calvin Burgess is no longer actively serving as Chairman of the Board of the Company, a portion of its interest in the Company and the Company Subsidiaries greater than one-third (1/3) but less than all of the Aggregate RSVP Investment to a person or party other than RSVP and/or one or more Permitted RSVP Parties. Provided Burgess continues, after consummation of the transaction, to maintain full operational responsibility, subject to the direction of the Board, for the Company and its activities, Burgess may tag- along ratably with such sale, exchange participation or syndication to the extent the transaction is a sale, exchange participation or syndication of more than one-third (1/3) but less than all of the Aggregate RSVP Investment (the "Burgess Tag Along"). The Burgess Tag Along shall be Burgess's sole right and remedy in respect of a sale, exchange participation or syndication of more than one-third (1/3) but less than all of the Aggregate RSVP Investment.

          (b) RSVP, RAP and any Permitted RSVP Member may not sell or exchange the entire Aggregate RSVP Investment in the Company and the Company Subsidiaries until the earlier to occur of (i) the second (2nd) anniversary of the date hereof and (ii) the date on which Calvin Burgess is no longer actively serving as Chairman of the Board. If, at any time after the second
(2nd) anniversary of the date hereof RSVP, RAP and all Permitted RSVP Parties elect to sell all of their interests in the Company and the Company Subsidiaries to other than a Permitted RSVP Entity (a "Proposed Complete Sale"), Burgess shall have a right of first offer with respect to such sale on the terms and conditions set forth on SCHEDULE K hereto.
                                      ----------

          (c) Notwithstanding any provision of this Agreement to the contrary, the rights granted to Burgess, RSVP, RAP and Permitted RSVP Parties in this
Article VII shall not be deemed "Major Decisions".

          (d) In no event shall RSVP, RAP or any Permitted RSVP Party sell, exchange, participate or syndicate any interests in the Company or any Company Subsidiary to any "competitor of the Company" without the consent of Burgess. A "competitor of the Company" shall refer to (i) CCA Prison Realty Trust, (ii) Correctional Properties Trust, (iii) Wackenhut Corrections Corp., (iv) Corrections Corporation of America and (v) any entity which has, as a material component of its business prior to the proposed sale, participation or syndication, the ownership of government tenanted office buildings within the Specified Area and/or the ownership or operation of prisons and jails.

          (e) Except as otherwise permitted in this Agreement, Burgess shall not transfer, pledge, sell, participate, syndicate or otherwise dispose of all or any portion of its interest in the Company to any party other than an Affiliate of Burgess, and shall not permit any of its members to transfer, pledge, sell, participate, syndicate or otherwise dispose of all or any portion of its interest in Burgess to any party other than an Affiliate of Burgess.

          (f) In no event shall any party, including, without limitation, a Permitted RSVP Party, become a member of the Company unless such party has agreed in writing to be bound by the provisions of this Agreement.


                                 ARTICLE VIII
                                   BUY-SELL

          The buy/sell provision set forth herein is referred to herein as the "Deadlock Buy/Sell". If the Managers appointed by one Member of the Company (the "Vetoer") vote against three (3) or more Specified Major Decisions involving three (3) different proposed Investments consecutively within a period of twelve (12) consecutive months, the other member of the Company (the "Initiator") may initiate the Deadlock Buy/Sell; provided that a veto shall not be deemed to satisfy the foregoing condition if it occurs (x) prior to the second (2nd) anniversary of the date hereof or (y) at a time when capital contributions by the Vetoer at least equal to the amount budgeted in the then current Business Plan have, in fact, been made by the Vetoer or would have been made but for the Initiator's veto of one or more investment opportunities of the nature contemplated by the Business Plan. A portfolio of properties, and the individual properties thereof, shall be considered a single property for purposes of this Article VIII. If the Deadlock Buy/Sell is initiated, then
                     ------------
the provisions of SCHEDULE L hereto shall apply.
                  ----------


                                  ARTICLE IX
                        RECAPITALIZATION OF THE VENTURE

          Notwithstanding any provision to the contrary set forth in this Agreement, from and after the earlier of (i) the fifth (5th) anniversary of the date hereof or (ii) the 25% IRR Date, RSVP and Burgess shall each have the right to require the sale of the Company as a whole or the recapitalization of the equity of the Company (a "Proposed Recapitalization"), and the other Member shall have the right to initiate a buy/sell (the "Recapitalization Buy/Sell Right"), on the terms and conditions set forth on SCHEDULE L hereto.
                                                            ----------
Notwithstanding the foregoing, (x) RSVP may in no event exercise the Recapitalization Buy/Sell Right prior to the earlier to occur of (A) the second (2nd) anniversary of the date hereof and (B) the date on which Calvin Burgess is no longer actively serving as Chairman of the Board, and (y) Burgess may in no event exercise the Recapitalization Buy/Sell Right prior to the second (2nd) anniversary of the date hereof.


                                   ARTICLE X
                          DISSOLUTION AND TERMINATION

     10.1 Events of Dissolution.
          ---------------------

          (a) Unless otherwise agreed to by the Members, the Company shall be dissolved and its affairs settled upon the occurrence of any of the following:

               (i) upon the dissolution of any Member or the occurrence of an Event of Bankruptcy with respect to any member (each of the foregoing being a "Withdrawal Event");

               (ii) the sale or other disposition of all of the Company's assets (unless the Company receives a purchase money note or other form of continuing interest in connection with any such sale, in which case the Company shall be dissolved upon the payment in full of such note or the redemption of such interest);

               (iii) the expiration of the Term; or

               (iv)  as  otherwise   provided  in  this  Agreement  and/or  as
          otherwise provided by law.

          (b) Notwithstanding the occurrence of a Withdrawal Event, the Company shall not be dissolved nor shall its business and affairs be discontinued, and the Company shall remain in existence as a limited liability company under the laws of the State of Delaware, if all of the remaining Members elect within ninety (90) days after such occurrence to continue the Company and the Company's business and there is at least one remaining Member. Each of the Members hereby agrees that within ninety (90) days after the occurrence of a Withdrawal Event (and provided that there is at least one remaining Member of the Company), they will promptly consent in writing to continue the business of the Company. The sole remedy for breach of a Member's obligation to consent to continue the business of the Company under this Section shall be money damages (and not specific performance).

          (c) Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the Certificate shall have been cancelled and the assets of the Company shall have been distributed as provided herein. Notwithstanding the dissolution of the Company, prior to the termination of the Company, as aforesaid, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement. Upon dissolution, an officer or liquidator appointed by the Board shall liquidate the assets of the Company, apply and distribute the proceeds thereof as contemplated by this Agreement and cause the cancellation of the Certificate.

     10.2 Distributions Upon Liquidation.
          ------------------------------

          (a) After payment of liabilities owing to creditors, such officer or liquidator shall set up such reserves as he, she or it deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company. Said reserves may be paid over by the liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the liquidator may deem advisable, such reserves shall be distributed to the Members or their assigns in the manner set forth in subsection (b) below.

          (b) After paying such liabilities and providing for such reserves, such officer or liquidator shall cause the remaining net assets of the Company to be distributed in the manner set forth in Article IV hereof. In the event
                                              ----------
that, upon dissolution, any part of such net assets consists of notes or accounts receivable or other non-cash assets, such officer or liquidator may take whatever steps he, she or it deem reasonably appropriate to convert such assets into cash or into any other form which would facilitate the distribution thereof. If any assets of the Company are to be distributed in kind, such assets shall be distributed on the basis of their fair market value net of any liabilities.


                                  ARTICLE XI
                       BOOKS, RECORDS AND BANK ACCOUNTS

     11.1 Books and Records;  Inspection.  Burgess shall keep true,  accurate,
          ------------------------------
correct and complete books of account with respect to the operations of the Company. Such books shall be maintained at the principal office of the Company. All Members, and their duly authorized representatives, shall at all reasonable times have access to such books and the right to make copies thereof.

     11.2 Accounting Matters. RSVP shall establish all policies and procedures
          ------------------
in respect of the Company with respect to all accounting and reporting policies, selection of Accountants, tax policy elections and the review and final approval of tax returns (provided that the Company's financial statements shall at all times be prepared in accordance with GAAP). Notwithstanding the foregoing, the selection of any accounting or reporting system shall be determined by the Board.

     11.3 Reports.
          -------

          (a) Annual. Within forty-five (45) days after the end of each Fiscal
              ------
Year, Burgess shall cause to be prepared and delivered to each person who was a Member at any time during such Fiscal Year draft financial statements for the Company prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"). Within sixty (60) days after the end of each Fiscal Year, Burgess shall cause to be prepared and delivered to each person who was a Member at any time during such Fiscal Year final audited financial statements for the Company prepared in accordance with GAAP, with an accompanying report from the Company's Accountant.

          (b) Tax. Not later than sixty (60) days after the end of each Fiscal
              ---
Year, Burgess shall cause to be prepared and distributed to each person who was a Member at any time during such Fiscal Year an estimate of such Member's share of the profits, losses and credits of the Company for federal income tax purposes for the current Fiscal Year. Within ninety (90) days after the end of each Fiscal Year, Burgess shall cause to be prepared and delivered to each person who was a Member at any time during such Fiscal Year information in sufficient detail as may be needed to enable such Member to file its federal income tax return, any required state income tax return and any other reporting or filing requirements imposed by any governmental agency or authority.

          (c)  Monthly.  Within  twenty (20) days after the end of each month,
               -------
Burgess shall cause to be prepared and distributed to each Member a financial report of the Company, including a balance sheet, a profit and loss statement, a statement of operations and cash flow and a variance analysis comparing actual activity of the Company to the budget on a monthly and year-to-date basis, all of which shall be prepared on the accrual basis of accounting in accordance with GAAP. Such report shall contain a status report on all Company activities, including general information as to actual and proposed Investments during the month and the performance of the Investments, which report shall include a reasonable description of any nonrecurring obligation and the general character of any Investment acquired and all material terms and conditions of such Investment and other information to be determined by the Board.

          (d) Quarterly.  Within thirty (30) days after the end of each fiscal
              ---------
quarter, Burgess shall cause to be prepared and distributed to each Member financial statements for the Company for such quarter prepared in accordance with GAAP, accompanied by a certificate of an officer of the Company stating that such report fairly presents, in all material respects, the financial condition of the Company (subject to normal year-end adjustments). At RSVP's request, the Company, at the Company's expense, shall engage the Company's accountants or other consultants to perform specific procedures with respect to such financial statements as requested by RSVP.

          (e) Financial Reports. All financial statements and reports prepared
              -----------------
pursuant to this Section 11.3 shall also include the following,  each of which
                 ------------
shall have received all internal approvals required by Burgess: bank reconciliations, cash disbursement run, accounts payable run, accounts receivable run, detailed trial balances, and a variance analysis, including detailed explanations for variances which RSVP in its discretion determines are significant.

     11.4 Notice of  Governmental  Actions.  Promptly  after the  commencement
          --------------------------------
thereof, Burgess shall cause to be delivered to the Members notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any assets of the Company.

     11.5 Notice of Material  Adverse  Change.  Promptly  after the occurrence
          -----------------------------------
thereof, Burgess shall cause to be delivered to the Members notice of any material adverse change in the business, assets, Investments, management, operations or financial condition of the Company.

     11.6 Cost.  The cost of all reporting  described in this Article XI shall
          ----                                                ----------
be paid by the Company as a Company expense. Any Member may, at any time, at its own expense and during reasonable times, cause an audit of the Company books to be made by a certified public accountant of its own selection.

     11.7 Bank  Accounts.  Burgess  shall  cause one or more  accounts  of the
          --------------
Company to be maintained in a bank (or banks) or other reputable financial depository or institution (including without limitation money market funds) approved by the Board, which accounts shall be used for the payment of the expenditures incurred in connection with the business of the Company, and in which shall be deposited any and all cash receipts of the Company. All such amounts shall be and remain the property of the Company, and shall be received, held and disbursed by the Company and its designees for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the Company, and no other funds shall in any way be commingled with such funds. The RSVP Officer of the Company designated by RSVP shall be an authorized signatory on all Company bank accounts.


                                  ARTICLE XII
                                 MISCELLANEOUS

     12.1 Notices. Any and all notices, elections,  consents, demands or other
          -------
communications permitted or required to be made under this Agreement shall be in writing, signed by the Member giving such notice, election, consent demand or other communications and shall be delivered personally, or sent by a nationally recognized overnight delivery service and receipted for, to the other Member or Members, at its address set forth in SCHEDULE A hereto, or at
                                                      ----------
such other address as may be supplied by written notice given in conformity with the terms of this Section 12.1., with a copy of such notice, in the case
                       -------------
of a notice to RAP, to Herrick,  Feinstein  LLP, 2 Park Avenue,  New York,  NY
Attention: Sheldon Chanales, Esq. and, in the case of a notice to Burgess, to Andrews Davis Legg Bixler Milsten & Price, 500 West Main Street, Oklahoma City, OK Attention: D. Joe Rockett, Esq. The date of personal delivery or the date of mailing, as the case may be, shall be the date of such notice.

     12.2 Successors and Assigns.  Subject to the restrictions on transfer set
          ----------------------
forth herein, this Agreement, and each and every provision hereof, shall be binding upon and shall inure to the benefit of the Members, their respective successors and assigns, and each and every successor-in-interest to any Member, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

     12.3  Amendments.  The  terms and  provisions  of this  Agreement  may be
           ----------
modified or amended only by the written consent of both Members.

     12.4  Partition.  The  Members  hereby  agree  that  no  Member,  nor any
           ---------
successor-in-interest to any Member, shall have the right while this Agreement remains in effect to have the property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Company partitioned, and each Member, on behalf of itself, its successors, representatives, heirs and assigns, hereby waives any such right. It is the intention of the Members that during the term of this Agreement, the rights of the Members and their successors-in- interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Member or successor-in- interest to assign, transfer, sell or otherwise dispose of its interest in the property of the Company shall be subject to the limitations and restrictions of this Agreement.

     12.5  No  Waiver.  The  failure  of any  Member  to  insist  upon  strict
           ----------
performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     12.6 Entire  Agreement.  This Agreement,  including the schedules hereto,
          -----------------
embodies the entire agreement and understanding between the parties hereto and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     12.7  Interpretation.  The Members  acknowledge  and agree that: (i) each
           --------------
Member and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Members and not in favor of or against any Member, regardless of which party was generally responsible for the preparation of this Agreement.

     12.8  Counterparts.  This  Agreement  may  be  executed  in a  number  of
           ------------
counterparts, including by separate counterpart signature pages, all of which together shall for all purposes constitute one Agreement, binding on all the Members notwithstanding that all Members have not signed the same counterpart.

     12.9  Further  Assurances.  The Members  will  execute,  acknowledge  and
           -------------------
deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purpose of this Agreement.

     12.10 Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     12.11  Applicable  Law. This Agreement and the rights and  obligations of
            ---------------
the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to the principals of conflicts of laws.

     12.12  Jurisdiction.  Each Member  irrevocably  (i) agrees that any suit,
            ------------
action or other legal proceeding arising out of or relating to this Agreement or such other documents which may be delivered in connection with this Agreement may be brought in the State of Delaware or in the Courts of the United States of America located in the District of Delaware, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding and
(iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each Member irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process of such Member at its address provided in Section 12.1 hereof. In addition to any
                                    -------------
method of service of process provided under applicable laws, all service of process under this Section 12.12 may be made by certified or registered mail,
                   -------------
return  receipt  requested,  direct to such Member at the address set forth in
Section 12.1 hereof, and service so made shall be complete five days after the
------------
same shall have been so mailed.

     12.13  Creditors.  None of the provisions of this Agreement  shall be for
            ---------
the benefit of or enforceable by any creditor of any Member or of the Company, other than a Member who is also a creditor of the Company.

     12.14 Waiver of Jury Trial. To the fullest extent  permitted by law, each
           --------------------
Member hereby irrevocably waives trial by jury in any judicial proceeding brought by the Company or any Member involving, directly or indirectly, any matter in any way arising out of, related to or connected with this Agreement.

     12.15 Confidentiality. Each Member shall treat as confidential, shall not
           ---------------
disclose publicly or to any third party, and shall cause each of its respective agents, representatives and affiliates to treat as confidential and not disclose publicly or to any third party, the existence, nature or content of this Agreement, any activities of the Company or the Company Subsidiaries and, in the case of Burgess, any information regarding the businesses of Reckson Associates Realty Corp. or Reckson Strategic Ventures Partners LLC or any of their respective Affiliates, except (a) to affiliates, investors, lenders, professionals and other parties who require such information to effectuate transactions contemplated herein (who shall in turn be subject to this agreement of confidentiality), RAP and/or any Alternate Investor, as the case may be, (b) as required by law, regulation or order or (c) as RSVP may deem prudent in connection with any Securities and Exchange Commission requirements, regulations, audits, reviews or otherwise. Each Member agrees and acknowledges that remedies at law for any breach hereunder are inadequate and that, in addition thereto, the non-breaching Member shall be entitled to seek equitable relief including injunction and specific performance, in the event of any such breach.






     IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed in its name and on behalf of its signatory thereunto duly authorized as of the day first above written.



                              BURGESS SERVICES L.L.C.

                              By:
                                 -------------------------------
                                 Name:  John R. Thompson
                                 Title: Executive Vice President



                              RSVP-DOMINION LLC

                              By:  RSVP PRIVATIZATION LLC,
                                   its Sole Member

                              By:  RECKSON STRATEGIC VENTURE
                                   PARTNERS LLC, its Sole Member

                                   By:
                                      --------------------------
                                      Name:
                                      Title: Managing Director






                                  SCHEDULE A
                                  ----------

                        NAMES AND ADDRESSES OF MEMBERS


1.  RSVP Dominion LLC
    50 Charles Lindbergh Boulevard
    Uniondale, New York  11553
    Attn:  Managing Director

    and

    225 Broadhollow Road
    Melville, New York 11747
    Attention:  Managing Director

2.  Burgess Services L.L.C.
    450 S. Coltrane
    Edmond, OK 73034
    Fax: (405) 348-9817






                                  SCHEDULE B

                                  DEFINITIONS

          (a)  "Accountants"  shall  mean  the  independent  certified  public
                -----------
accountants engaged by the Company from time to time for the purpose of preparing and/or reviewing the tax returns and auditing the financial statements of the Company. The Company initially designates Ernst & Young LLP as the Company's accountants.

          (b) "Act" shall mean the Delaware Limited Liability Act.
               ---

          (c) "Additional Class B Capital" is defined in Section 3.5.
               --------------------------                -----------

          (d) "Affiliate" of a specified  person is a person that (i) directly
               ---------
or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the person specified, or (ii) in the case of a natural person, is a spouse, linear ancestor or linear descendant of any such specified person, or (iii) in the case of a natural person, is legal representative or trustee of any such specified persons, or (iv) is an officer, director, trustee, employee, member or partner of any entity or person referred to in the preceding clauses (i), (ii) or (iii).

          (e) "Aggregate RSVP Investment"  shall mean the combined  Membership
               -------------------------
Interests of RSVP, RAP, all Alternate Investors and all Permitted RSVP Parties in the Company and all Company Subsidiaries.

          (f) "Agreement" shall mean this Operating  Agreement,  including the
               ---------
Schedules hereto, as it may be amended from time to time.

          (g) "Alternate Operating Agreement" is defined in Section 4.1.
               -----------------------------                -----------

          (h) "Alternate Company" is defined in Section 2.4(i).
               -----------------                --------------

          (i) "Alternate Investor" is defined in Section 2.4.
               ------------------                -----------

          (j) "Alternate Subsidiary" is defined in Section 2.4(iii).
               --------------------                ----------------

          (k) "Applicable  Qualifying  Date" with respect to the McLoud Prison
               ----------------------------
shall mean February 1, 1999, and with respect to the Crowley Prison shall mean July 1, 1999.

          (l) "Approved Crowley Plans" shall mean the plans and specifications
               ----------------------
for the construction of the Crowley Prison which have been approved by RSVP, which Plans are described as Schedule M hereto, as the same may be modified
                               ----------
with RSVP's approval from time to time.

          (m) "Approved McLoud Plans" shall mean the plans and  specifications
               ---------------------
for the construction of the McLoud Prison which have been approved by RSVP, which Plans are as described Schedule N hereto as the same may be modified
                                ----------
with RSVP's approval from time to time.

          (n) "Board" is defined in Section 6.2.
               -----                -----------

          (o) "BPC" shall mean  Burgess  Purchasing  Corporation,  an Oklahoma
               ---
corporation.

          (l) "BPC Note" shall mean the 8.00%  Secured  Promissory  Note dated
               --------
the date hereof in the principal amount of $12,850,000 made by BPC to the Properties Company.

          (p) "BPC Regular  Principal  Payment" shall mean any payment made by
               -------------------------------
BPC to the holder of BPC Note pursuant to Section 1(a) of the BPC Note.

          (q) "BPC Special  Principal  Payment" shall mean any payment made by
               -------------------------------
BPC to the holder of the BPC Note pursuant to Section 1(e) of the BPC Note.

          (m) "Burgess" is defined in the first paragraph of this Agreement.
               -------

          (r) "Burgess Class A Capital" is defined in Section 3.1(a).
               -----------------------                --------------

          (s) "Burgess Class B Capital" is defined in Section 3.1(a).
               -----------------------                --------------

          (t)  "Burgess  Major  Event  of  Default"  shall  mean  any  of  the
                ----------------------------------
following:

               (i) if payments are made on behalf of the Company that are not permitted pursuant to Section 6.9(b) above(x) more than five times
                                 --------------
          in any consecutive twelve month period or (y) that aggregate more than $500,000;

               (ii) the failure of any Restricted Party to comply with the provisions of Sections 6.15(a) and 6.15(b); provided that, with
                         -----------------------------
          respect to any such failure under Section 6.15(a), RSVP shall have provided Burgess with notice of such failure and such failure shall not have been remedied within five (5) business days of receipt of such notice.

               (iii) the failure by Burgess to comply with the provisions of paragraph (e) of Article VII;

               (iv) the occurrence of an Event of Default under the BPC Note;

               (v) the occurrence of a default beyond any applicable notice and grace period by any party other than RSVP under the Closing Agreement; and

               (vi) an adverse determination in the Vandenberg Matter (as defined in the Closing Agreement) which adversely affects or limits in a material manner the ability of the Company to carry out its businesses as contemplated herein.

          (u) "Burgess ROFO" is defined in Schedule K.
               ------------                ----------

          (v) "Burgess Special Capital" is defined in Section 3.1(a).
               -----------------------                --------------

          (w) "Burgess Special  Distribution" shall mean ,with respect to each
               -----------------------------
calendar quarter, a noncumulative amount which equals 7.75% per annum of the Burgess Special Capital during such calendar quarter.

          (x) "Burgess Tag Along" is defined in Article VII(a)(iii).
               -----------------                -------------------

          (y) "Burgess Total Capital" is defined in Section 3.1(d).
               ---------------------                --------------

          (z) "Business Plan" is defined in Section 6.7(a).
               -------------                --------------

          (aa) "Call Notice" is defined in Section 3.2(b).
                -----------                --------------

          (bb) "Capital Account" is defined in Section 3.7.
                ---------------                -----------

          (cc) "Capital  Proceeds" shall mean any net proceeds received by the
                -----------------
Company from a Capital Transaction, whether directly or from a sub-tier limited liability company, after the payment of all third party debts and obligations reasonably related to such Capital Transaction or asset to which the Capital Transaction pertains which are then due and payable and the establishment of reserves as determined by the Board.

          (dd) "Capital Transaction" shall mean (i) the financing, refinancing
                -------------------
or recasting of any debt or equity financing of the Company or any Company Subsidiary, (ii) the sale, condemnation, or other disposition of all or part of the real or personal property of the Company or any Company Subsidiary;
(iii) the receipt of insurance proceeds as a result of the occurrence of a casualty (other than business or rental interruption insurance proceeds) or a condemnation award except to the extent that, with the approval of the Board, such funds are invested in (or reserved for investment in) the repair or reconstruction of the property so damaged; (iv) the partial or total repayment of the BPC Note; (v) any other transaction having substantially the same effect as those described in clauses (i), (ii) and (iii), and (vi) other sums received by the Company arising from a single or related series of event(s) or occurrence(s) (other than periodic payments of rent under a operating lease) in an aggregate amount in excess of $500,000.

          (ee) "Certificate" is defined in Section 1.1.
                -----------                -----------

          (ff) "Closing Agreement" is defined in Section 2.2.
                -----------------                -----------

          (gg) "Code" shall mean the Internal Revenue Code of 1986, as amended
                ----
from time to time, and/or any subsequent federal law of similar import.

          (hh) "Company" shall mean the limited liability company  established
                -------
in accordance with this Agreement by the parties hereto as it may from time to time be constituted.

          (ii)  "Company  Minimum  Gain"  shall  mean  the  amount  determined
                 ----------------------
pursuant to Regulation Section 1.704-2(b)(2).

          (jj) "Company  Subsidiary" means any of the Properties Company,  the
                -------------------
Services Company, the Properties Subsidiaries and the Service Subsidiaries, any Alternate Companies and any Alternate Subsidiaries.

          (kk) "Competitor of the Company" is defined in Section 7.1(d).
                -------------------------                --------------

          (ll) "Contemplated Vetoer Contributions" is defined in Article VIII.
                ---------------------------------                ------------

          (mm) "Contributed Assets" is defined in Section 2.2(f).
                ------------------                --------------

          (nn) "Contributors" is defined in Section 2.2(f).
                ------------                --------------

          (oo) "Crowley Budgeted Costs" shall mean $32,775,103.
                ----------------------

          (pp) "Crowley Completion Date" shall mean January 31, 1999.
                -----------------------

          (qq)  "Crowley  Prison" shall mean the Crowley  County  Correctional
                 ---------------
Facility  located  in  Crowley  County,  Colorado,  nearby  to Olney  Springs,
Colorado.

          (rr) "Deadlock Buy/Sell" is defined in Article VIII.
                -----------------                ------------

          (ss) "Deadlock Buy/Sell Notice" is defined in Schedule G.
                ------------------------                ----------

          (tt) "Deadlock Buy/Sell Response" is defined in Schedule G.
                --------------------------                ----------

          (uu) "Depreciation" means, for each taxable year, an amount equal to
                ------------
the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such taxable year, except that if the Gross Asset Value of an asset differs from it adjusted basis for federal income tax purposes at the beginning of such taxable year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such taxable year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such taxable year is zero, Depreciation shall be determined with reference to such beginning Gross Asset value using any reasonable method selected by the Board.

          (vv) "Directors" is defined in Section 6.3.
                ---------                -----------

          (ww) "Due Date" is defined in Section 3.2(b).
                --------                --------------

          (xx) "Elector" is defined in Schedule H.
                -------                ----------

          (yy) "Event of Bankruptcy" shall mean, with respect to any Member:
                -------------------

               (i) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Member in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of such Member or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 180 consecutive days; or

               (ii) the commencement by such Member of any proceeding seeking a decree, order, appointment or other relief referred to in clause
          (i) above, the consent to or failure to oppose the granting of such relief, or the failure of such Member generally to pay its debts as such debts become due, or the taking of any action by such Member in furtherance of any of the foregoing.

          (zz) "Events of Dissolution" is defined in Section 10.1.
                ---------------------                ------------

          (aaa) "Forfeiture" is defined in Schedule H.
                 ----------                ----------

          (bbb) "GAAP" shall mean generally  accepted  accounting  principles,
                 ----
consistently applied.

          (ccc)  "Gross  Asset Value"  means,  with respect to any asset,  the
                  ------------------
asset's adjusted basis for federal income tax purposes, except as follows:

               (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Board (or in the case of the Contributed Assets, as determined pursuant to the Closing Agreement, but in no event less in the aggregate than (x) the amount of the deemed capital contribution of Burgess under
          Section 3.1) less (y) the amount of any cash contribution by Burgess
          -----------
          to the Company), increased by the amount of liability assumed by the Company or to which any Contributed Asset is subject (without duplication).

               (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Board, as of the following times: (a) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis capital contribution; and (b) the distribution by the Company to a Member of more that a de minimis amount of property as consideration for an interest in the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the Board reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

               (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Board; and

               (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations
          Section 1.704-1(b)(2)(iv)(m) and subparagraph (v) of the definition of "Net Profits" and "Net Losses"; provided, however, that Gross
                                               ------------------
          Asset  Values  shall not be adjusted  pursuant to this  subparagraph
          (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

               (v) If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Net Profits, Net Losses, Net Profits from Capital Transactions and Net Losses from Capital Transactions.

          (ddd) "Initiator" is defined in Article VIII.
                 ---------                ------------

          (eee) "Initiator's Deposit" is defined in Schedule G.
                 -------------------                ----------

          (fff) "Investment"  shall mean the Contributed  Assets, the BPC Note
                 ----------
and any project within the scope of Section 2.1 which the Board  determines to
                                    -----------
pursue.

          (ggg) "Investment Proposal" is defined in Section 6.7(b).
                 -------------------                --------------

          (hhh) "IPO" is defined in Section 3.1(d).
                 ---                --------------

          (iii) "IRR" shall mean, with respect to any Member, an internal rate
                 ---
of return on the aggregate capital contributions made by such Member pursuant to Article III above other than the Burgess Special Capital, commencing on the
   -----------
date or dates that such Member's capital contributions are received by the Company, taking into account the timing and amounts of all previous distributions from the Company to such Member under any provision of this Agreement other than Sections 4.1(a) and 4.2(a) that have not previously been
                      --------------------------
taken into account in computing an IRR payment previously made to such Member. IRR shall be computed on a monthly compounded basis and by assuming that all capital contributions made by such Member, and all distributions received by such Member, occur on the first day of the month in which actually made or received.

          (jjj) "Lien" shall mean: (i) any interest in property (whether real,
                 ----
personal or mixed and whether tangible or intangible) which secures an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on the common law, statute or contract, including, without limitation, any such interest arising from a lease, mortgage, charge, pledge, security agreement, conditional sale, trust receipt or deposit in trust, or arising from a consignment of bailment given for security purposes (other than a trust receipt or deposit given in the ordinary course of business which does not secure any obligation for borrowed money), (ii) any encumbrance upon such property which does not secure such an obligation, and (iii) any exception to or defect in the title to or ownership interest in such property, including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights of way, restrictive covenants, and licenses.

          (kkk)  "Major  Decisions"  shall  include  decisions  regarding  (i)
                  ----------------
investing in, acquiring, developing, financing, refinancing, pledging, selling or otherwise disposing of the Company or any Investments; (ii) capital calls;
(iii)  amending  the Business  Plan (or any budgets in any material  respect);
(iv) liquidating, dissolving, merging or consolidating the Company or any Investments;(v) filing a voluntary petition by the Company pursuant to Chapter 7 or Chapter 11 of the Federal bankruptcy act; (vi)admitting a new member or otherwise issuing or selling additional Membership Interests or any security, warrant, option or right to purchase or acquire any Membership Interest to any person or entity; (vii) entering into any joint venture, partnership or similar arrangement with any other person or entity; (viii) settling or defending any legal or regulatory action, or commencing any legal action, on behalf of the Company, or releasing, compromising, assigning or transferring any material claims or material rights of the Company; (ix) expanding the Board; (x) undertaking any business activity not reasonably related to the stated purpose of the Company; (xi) determining appropriate leverage levels for Investments and the Company overall and executing leverage strategies;
(xii) making political contributions or otherwise being involved in political dealings, (xiii) determining the terms of employment of members of the Management Team, (xiv) Related Party transactions and contracts and (xv) any other matter which pursuant to any provision of this Agreement is to be determined by the Board.

          (lll)  "Management  Team" shall mean Calvin Burgess,  John Thompson,
                  ----------------
Jim Hunter, Dale Jordan and any other person who, after the date hereof, becomes a senior executive of the Company, unless such person is designated or nominated by the Managers designated by RSVP.

          (mmm) "Manager" is defined in Section 6.3.
                 -------                -----------

          (nnn) "McLoud Budgeted Costs" shall mean $22,383,897.
                 ---------------------

          (ooo) "McLoud Completion Date" shall mean November 30, 1998.
                 ----------------------

          (ppp) "McLoud Prison" shall mean the Central  Oklahoma  Correctional
                 -------------
Facility located in McLoud County, Oklahoma.

          (qqq) "Member" is defined in the first paragraph of this Agreement.
                 ------

          (rrr)  "Member  Nonrecourse  Debt" has the same  meaning as the term
                  -------------------------
"partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

          (sss) "Member  Nonrecourse Debt Minimum Gain" means an amount,  with
                 -------------------------------------
respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          (ttt) "Member  Nonrecourse  Deductions" has the meaning set forth in
                 -------------------------------
Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

          (uuu) "Member  Nonrecourse  Deductions"  has the same meaning as the
                 -------------------------------
term  "partner   nonrecourse   deductions"   in  Section   1.704-2(i)(1)   and
1.704-2(i)(2) of the Regulations.

          (vvv)  "Membership  Interest" or "Interest"  shall mean any Member's
                  --------------------      --------
entire interest as a member in the Company at any particular time, including any and all benefits, powers and rights to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and conditions of this Agreement.

          (www) "Net Cash Flow" shall mean  available  cash flow from  sources
                 -------------
other than Capital Transactions, after payment of expenses and debts then due and payable and the establishment of reserves and such other amounts as determined by the Board.

          (xxx) "Net  Profits" or "Net  Losses"  shall mean an amount equal to
                 ------------      -----------
the company's taxable income or loss for any taxable year, determined in accordance with code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss) with the following adjustments (without duplication):

               (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this definition of Net Profits and Net Losses shall be added to such taxable income or loss;

               (ii) Any expenditures of the Company described in Code Section 705 (a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not computing Net Profits or Losses pursuant to this definition of Net Profits and Net Losses shall be subtracted from such taxable income or loss;

               (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

               (iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

               (v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than a complete liquidation of a Member's Interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profits or Net Losses;

               (vi) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation of such taxable year, computed in accordance with the definition of "Depreciation"; and

               (vii) Notwithstanding any other provisions of this definition, any items which are specifically allocated pursuant to Sections 5.5
                                                                  ------------
          and  5.7  which  are   attributable  to  Net  Profits  from  Capital
               ---
          Transactions and Net Losses from Capital Transactions shall not be taken into account in determining Net Profits and Net Losses. The amounts of Net Profits from Capital Transactions and Net Losses from Capital Transactions and items of Company income, gain, loss or deduction specifically allocated pursuant to Sections 5.5 and 5.7 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

          (yyy)  "Nonrecourse  Deductions" shall have the meaning set forth in
                  -----------------------
Regulation Section 1.704-2(b)(1).

          (zzz)  "Nonrecourse  Liability"  shall have the meaning set forth in
                  ----------------------
Regulation Section 1.704-2(b)(4).

          (aaaa) "Permitted Investment" is defined in Section 6.15(a).
                  --------------------                ---------------

          (bbbb)  "Permitted RSVP Party" shall mean any of RSVP, any Affiliate
                   --------------------
of RSVP, RAP, any affiliate of RAP, and the respective successors of each of them.

          (cccc) "Person" shall mean any natural person, partnership,  limited
                  ------
liability company, trust, estate, association or corporation.

          (dddd)  "Prison"  shall  mean  either  of the  McLoud  Prison or the
                   ------
Crowley Prison; and "Prisons" shall mean both of such prisons.
                     -------

          (eeee) "Prison Budgeted Costs" shall mean $55,159,188.
                  ---------------------

          (ffff) "Properties Company" is defined in Section 2.2(c).
                  ------------------                --------------

          (gggg) "Properties Subsidiaries" is defined in Section 2.2(e).
                  -----------------------                --------------

          (hhhh) "Proposed Complete Sale" is defined in Section 7.1(b).
                  ----------------------                --------------

          (iiii) "Proposed Complete Sale Notice" is defined in Schedule F.
                  -----------------------------                ----------

          (jjjj) "Proposed Complete Sale Response" is defined in Schedule F.
                  -------------------------------                ----------

          (kkkk) "Proposed Recapitalization" is defined in Article IX.
                  -------------------------                ----------

          (llll) "Proposed Recapitalization Notice" is defined in Schedule G.
                  --------------------------------                ----------

          (mmmm) "Proposed  Recapitalization  Response" is defined in Schedule
                  ------------------------------------                --------
H.
-

          (nnnn) "Qualified Long Term Lease" shall mean a lease to a State, to
                  -------------------------
the United States or to any agency of either which is for an initial term of not less than five (5) years and contains renewal options on the part of the tenant for an aggregate of not less than an additional five (5) years.

          (oooo)  "Qualifying  Refinancing"  shall mean the  refinancing  of a
                   -----------------------
Prison on or before the Applicable Qualifying Date.

          (pppp) "RAP" is defined in Section 2.2(c).
                  ---                --------------

          (qqqq) "Recapitalization Buy/Sell Right" is defined in Article IX.
                  -------------------------------                ----------

          (rrrr)   "Regulation"   shall  mean  the   income  tax   regulations
                    ----------
promulgated from time to time by the U.S. Department of the Treasury.

          (ssss) "Regulatory Allocations" is defined in Section 5.5(e).
                  ----------------------                --------------

          (tttt) "Responder" is defined in Schedule H.
                  ---------                ----------

          (uuuu) "Restricted Party" is defined in Section 6.15(a).
                  ----------------                ---------------

          (vvvv)  "Related Party" shall mean any Member and its Affiliates and
                   -------------
any person or legal entity that has a financial interest in or is a partner, officer, director, member, shareholder, or beneficiary of any Member; any members of a Related Party's family; and any corporation, partnership or trust, of which any officers, directors, stockholders, partners, trustees or beneficiaries are Related Parties.

          (wwww) "RSVP" is defined in the first paragraph of this Agreement.
                  ----

          (xxxx)  "RSVP  Capital"  shall mean the  greater of (i) all  capital
                   -------------
contributions made by RSVP to the Company (excluding RSVP Class B Capital), by RAP to the Properties Company and by an Alternate Investor to an Alternate Company and (ii) $50,000,000; provided, however, that for purposes of distributions under Section 4.1 which are made with respect to Net Cash Flow
                      -----------
which accrues prior to the first anniversary of the date hereof, the term "RSVP Capital" shall mean all capital contributions made by RSVP to the Company (excluding RSVP Class B Capital) and RAP to the Properties Company.

          (yyyy) "RSVP Class B Capital" shall mean $1,000,000.
                  --------------------

          (zzzz)  "RSVP Common  Capital"  shall mean the RSVP Capital less the
                   --------------------
RSVP Preferred Capital.

          (aaaaa) "RSVP-Controlled JV" is defined in Section 6.15(c).
                   ------------------                ---------------

          (bbbbb) "RSVP-Controlled  Matters" shall mean (i) the enforcement by
                   ------------------------
the Company of the obligations of Burgess, any Contributors or any officers of the Company under this Agreement or under the Closing Agreement or any documents entered into in connection therewith, (ii) the enforcement by the Properties Company of its rights under the BPC Note, (iii) all Major Decisions at any time after a Burgess Major Event of Default has occurred, (iv) all intercompany agreements between any Company Subsidiaries, as described in
Section 6.18 (v) the  refinancing of any mortgage debt which is accelerated by
------------
the lender on account of the transfer of the property which secures such debt to the Company or a Company Subsidiary and (v) the matters described in
Section 3.1(e) and Section 11.2.
--------------     ------------

          (ccccc) "RSVP Maximum  Capital  Contribution"  shall mean the sum of
                   -----------------------------------
$100,000,000 (or such greater amount as RSVP, in its sole discretion, may determine based on the capital needs of the Company), as adjusted pursuant to this Agreement.

          (ddddd) "RSVP Officer" is defined in Section 6.9(a).
                   ------------

          (eeeee) "RSVP  Outstanding  Capital"  shall mean,  at any time,  the
                   --------------------------
difference between (i) the total capital contributions actually made by RSVP pursuant to Section 3.2, by RAP under the Operating Agreement of the
              ------------
Properties Company and by an Alternate Investor under the operating agreement for an Alternate Company, and (ii) the aggregate amount of distributions received by RSVP, RAP and/or any Alternate Company on account of the repayment of such capital contributions.

          (fffff) "RSVP Preferred Capital" shall mean the sum of (i) a portion
                   ----------------------
of the initial RSVP Capital in the amount of $35,196,013, of which $17,277,002 is attributable to the McLoud Prison and $17,919,011 is attributable to the Crowley Prison and, (ii) all additional capital contributions subsequently made by RSVP, RAP and/or any Alternate Company in respect of the Prisons; provided, however, that on the Stabilization Date with respect to any Prison, the RSVP Preferred Capital shall be reduced by an amount equal to the total capital contribution of RSVP, RAP and/or any Alternate Company attributable to such Prison, and the RSVP Common Capital shall be increased in a like amount.

          (ggggg) "Secretary" is defined in Section 6.12.
                   ---------                ------------

          (hhhhh)  "Section  4.2  (b)  Distribution"  shall  mean  the  amount
                    -------------------------------
required to be distributed to RSVP pursuant to Section 4.2(b) in addition to the unpaid RSVP Preferred Capital in order to achieve the IRR set forth thereunder.

          (iiiii) "Services Company" is defined in Section 2.2(b).
                   ----------------                --------------

          (jjjjj) "Services Subsidiaries" is defined in Section 2.2(d).
                   ---------------------                --------------

          (kkkkk)   "Specified  Area"  shall  mean  the  States  of  Arkansas,
                     ---------------
Colorado, Kansas, Missouri, Nebraska, New Mexico, Oklahoma and Texas.

          (lllll)  "Specified  Major  Decision"  shall  mean a Major  Decision
                    --------------------------
contemplated by the Business Plan and involving (i) the acquisition of a government occupied office building which is then subject to a Qualified Long Term Lease, (ii) the development, sale or equity recapitalization of a government occupied office building, or (iii) the acquisition, development, sale or equity recapitalization of a prison or jail.

          (mmmmm)  "Stabilization  Date"  shall  mean,  with  respect  to each
                    -------------------
Prison, the first date on which not less than 87.5% of such Prison's beds which are available for full time occupancy have been occupied for a period of ninety (90) consecutive days, with each such occupied bed occupied pursuant to a one year contract with all necessary appropriations at a per prisoner per diem rate which, after subtracting the per prisoner per diem rate that the Company is required to pay to the third party operator of such prison, yields at least $13.87 for the McLoud Prison and $15.89 for the Crowley Prison; provided, however, that in no event may the Stabilization Date occur (i) earlier than the date on which both Prisons are actually completed or (ii) later than (x)six (6) months from the actual completion date of the Crowley Prison, as determined pursuant to Section 3.5 or (y) four (4) months from the
                                   -----------
actual completion date of the McLoud Prison, as determined pursuant to Section
                                                                       -------
3.5,  time being of the essence  (with no allowance  for force  majeure)  with
---
respect to such dates.

          (nnnnn) "Tax Matters Member" is defined in Section 6.12.
                   ------------------                ------------

          (ooooo) "Term" is defined in Section 2.5.
                   ----                -----------

          (ppppp) "20% Cumulative Priority Return" shall mean a 20% cumulative
                   ------------------------------
annual return, compounded monthly, on the unreturned RSVP Capital and the unreturned Burgess Class A Capital, respectively.

          (qqqqq)  "20%  Noncumulative  Priority  Return"  shall  mean  a  20%
                    ------------------------------------
noncumulative annual return, compounded monthly, on the unreturned Burgess Class B Capital and the unreturned RSVP Class B Capital, respectively.

          (rrrrr) "25% IRR Date" shall mean the  earliest  date upon which the
                   ------------
Elector reasonably believes that the sale or equity recapitalization of the Company shall result in full repayment of and an IRR of 25% on RSVP Capital and Burgess Total Capital.

          (sssss) "Unfunded Capital" is defined in Section 3.2(b).
                   ----------------                --------------

          (ttttt)  "Unpaid 4.2(c) IRR Amounts" for RSVP and Burgess shall mean
                    -------------------------
the  respective  amounts that RSVP and Burgess  would  receive  under  Section
                                                                       -------
4.2(c)  on any  date of  distribution  if  sufficient  Capital  Proceeds  were
------
available on such date to pay to RSVP and Burgess the full amount of the RSVP Common Capital and Burgess Class A Capital, respectively, together with additional amounts that would yield an IRR on the RSVP Common Capital and the Burgess Class A Capital in the respective percentages applicable to each prior to such date, as set forth on Schedule H annexed hereto.
                              ----------

          (uuuuu)  "Unpaid 4.2(d) IRR Amounts" for RSVP and Burgess shall mean
                    -------------------------
the  respective  amounts that RSVP and Burgess  would  receive  under  Section
                                                                       -------
4.2(d)  on any  date of  distribution  if  sufficient  Capital  Proceeds  were
------
available on such date to pay to RSVP and Burgess the full amount of the RSVP Class B Capital and Burgess Class B Capital, respectively, together with additional amounts that would yield an IRR on the RSVP Class B Capital and the Burgess Class B Capital in the respective percentages applicable to each prior to such date, as set forth on Schedule H annexed hereto.
                              ----------

          (vvvvv) "Vetoer" is defined in Article VIII.
                   ------                ------------

          (wwwww) "Withdrawal Event" is defined in Section 10.1(i).
                   ----------------                ---------------






                                  SCHEDULE C
                                  ----------

                             SERVICES SUBSIDIARIES


         Dominion Asset Services L.L.C.
         Dominion Correctional Leasing L.L.C.
         Crowley Correctional Services, L.L.C.
         McLoud Correctional Services, L.L.C.
         Canam Construction L.L.C.






                                  SCHEDULE D
                                  ----------

                            PROPERTIES SUBSIDIARIES


         Dominion Leasing Investments L.L.C.
         DL Oklahoma City I L.L.C.
         DL Oklahoma City II L.L.C.
         DL Oklahoma City III L.L.C.
         DL Oklahoma City IV L.L.C.
         DL Tulsa I L.L.C.
         DL Tulsa II L.L.C.
         DL Lakewood L.L.C.
         DL Albuquerque I L.L.C.
         DL Albuquerque II L.L.C.
         DL Albuquerque III L.L.C.
         DL Del Rio I LP
         DL Del Rio GP I L.L.C.
         DL Del Rio II LP
         DL Del Rio GP II L.L.C.
         DL Pecos I LP
         DL Pecos GP I L.L.C.
         DL Wichita I L.L.C.
         Dominion Correctional Properties L.L.C.
         Crowley Correctional Properties, L.L.C.
         McLoud Correctional Properties L.L.C.
         Stanley Correctional Properties, L.L.C.
         DL Texas Investments L.P.
         DL Texas Holdings GP L.L.C.






                                  SCHEDULE E
                                  ----------


                              CONTRIBUTED ASSETS



                        Description
Contributor               of Asset               Transferee
-----------             -----------              ----------






                                  SCHEDULE F
                                  ----------


                       USE OF RSVP and RAP CONTRIBUTIONS






                                  SCHEDULE G
                                  ----------

                        RECAPITALIZATION OF THE COMPANY

In the event of a Proposed Recapitalization, as described in Article IX hereof, the Member electing to sell or recapitalize the Company under this provision (the "Elector") shall provide the other member (the "Responder") a notice (the "Proposed Recapitalization Notice") of a Proposed Recapitalization setting forth the material terms thereof. Not later than the sixtieth (60th) day following the Proposed Recapitalization Notice, the Responder may notify the Elector that it elects to buy all of the Elector's interests in the Company (which, if the Elector is RSVP, shall include all of RAP's interest in the Properties Company) on the terms set forth in the Proposed Recapitalization Notice (appropriately adjusted to reflect the relative interests of the Members in the Company) (the "Proposed Recapitalization Response"). The Proposed Recapitalization Response shall be accompanied by a non-refundable two percent (2%) cash deposit or irrevocable letter of credit in such amount. Closing shall occur on the terms set forth in the Proposed Recapitalization Notice but, irrespective of such terms, within sixty (60) days of the Proposed Recapitalization Notice. If the Responder fails to timely close its acquisition under this buy/sell provision, all of its future rights to initiate or purchase the other Member's interests in the Company pursuant to this buy/sell provision shall automatically terminate and be of no further force or effect (a "Forfeiture") and, if Burgess is the Responder which fails to close, its rights under the Burgess ROFO shall automatically terminate and be of no further force or effect. If the Responder fails to timely give the Proposed Recapitalization Response, it shall be deemed to have elected not to buy the Elector's interests in the Company. If the Responder elects not to buy (either affirmatively or by not timely giving the Proposed Recapitalization Response) the Elector may consummate the Proposed Recapitalization on terms not materially more favorable to the third party than those specified in the Proposed Recapitalization Notice within nine (9) months following the Proposed Recapitalization Notice. The Recapitalization Buy/Sell Right shall revive and the parties shall each have the right to act as Elector and Responder if the Proposed Recapitalization does not close within nine (9) months (except the rights of a Responder who failed to close, without mutual consent, and suffered a Forfeiture shall not revive). Time shall be of the essence with respect to any time period set forth in this paragraph.






                                  EXHIBIT H-1
                                  -----------

                               GSA MORTGAGE DEBT


1.   Oklahoma/MEPS

     Mortgage debt evidenced by a note, dated October 31, 1991, made by Dominion Leasing, Inc. in favor of American Fidelity Assurance Company, in the original principal amount of $1,775,000.

2.   Oklahoma/OTC

     Mortgage debt evidenced by a note, dated December 19, 1997, made by Dominion Leasing, Inc. in favor of BancFirst, in the original principal amount of $2,700,000 [same as item 3 below].

3.   Oklahoma/DHS

     Mortgage debt evidenced by a note, dated December 19, 1997, made by Dominion Leasing, Inc. in favor of BancFirst, in the original principal amount of $2,700,000 [same as item 2 above].

4.   Tulsa/COE

     Mortgage debt evidenced by an amended and restated note, dated March 30, 1993, made by Dominion Leasing, Inc. in favor of Bank of Oklahoma, N.A., in the original principal amount of $11,600,000.

5.   Albuquerque/NM/IHS & IRS

     NM/IHS Mortgage debt evidenced by a note purchase agreement, dated December 31, 1993, between Dominion Leasing, Inc. and Confederation Life Insurance Company.

     IRS          Mortgage debt evidenced by a note purchase agreement,  dated
                  May  31,   1994,   between   Dominion   Leasing,   Inc.  and
                  Confederation Life Insurance Company.

6.   Del Rio, Texas/CH

     Mortgage debt evidenced by a note, dated August 27, 1992, made by Dominion Leasing, Inc. in favor of American Fidelity Assurance Company, in the original principal amount of $3,400,000.

7.   Pecos, Texas/CH

     Mortgage debt evidenced by a note, dated October 24, 1994, made by Dominion Leasing, Inc. in favor of Bank IV Oklahoma, N.A., in the original principal amount of $4,037,500.

8.   Wichita/IRS

     Mortgage debt evidenced by a note, dated November 5, 1993, made by Dominion CIPE Partnership in favor of Gale & Co., in the original principal amount of $7,250,000.







                                 SCHEDULE H-2
                                 ------------

                                  IRR AMOUNTS



                                                                RSVP Class B
                               RSVP Capital                        Capital
                                    and                              and
                              Burgess Class A                  Burgess Class B
                              ---------------                  ---------------
       Period                     Capital                          Capital
       ------                     -------                          -------

August 27, 1998 -                 30.000%                          20.000%
August 26, 1999

August 27, 1999 -                 29.583%                          19.583%
September 26, 1999

September 27, 1999 -              29.167%                          19.167%
October 26, 1999

October 27, 1999 -                28.750%                          18.750%
November 26, 1999

November 27, 1999 -               28.333%                          18.333%
December 26, 1999

December 27, 1999 -               27.917%                          17.917%
January 26, 2000

January 27, 2000 -                27.500%                          17.500%
February 26, 2000

February 27, 2000 -               27.083%                          17.083%
March 26, 2000

March 27, 2000 -                  26.667%                          16.667%
April 26, 2000

April 27, 2000 -                  26.250%                          16.250%
May 26, 2000

May 27, 2000 -                    25.833%                          15.833%
June 26, 2000

June 27, 2000 -                   25.417%                          15.417%
July 26, 2000

July 27, 2000 and                 25.000%                          15.000%
thereafter






                                  SCHEDULE I
                                  ----------

                             PROPOSED 1998 BUDGET






                                  SCHEDULE J
                                  ----------

                        COMPANY DISBURSEMENTS APPROVAL



          1. All recurring expenses for general and administrative and property operating expenses shall be made in accordance with a budget therefor approved by the Board, and shall be subject to post-disbursement review and verification by RSVP; provided, however, that all such disbursements which are, individually or as a related group, in excess of $50,000, shall require the prior written approval of RSVP.

          2. All disbursements for construction and construction-related expenses shall be subject to RSVP's prior written approval of the related draw requests and disbursement runs, which draw requests shall include a detailed sources and uses of funds schedule for each project; in addition, in RSVP's sole discretion and at the Company's expense, the Company shall engage a
third-party   construction   expert  to  review,   verify  and  approve   such
disbursements.

          3. All other expenditures shall require RSVP's prior written approval.

          4. The Company shall not take any action that would cause on overrun in any line item of an approved budget in excess of the lesser of (A) 5% of the total amount of such line item and (B) $25,000, without the prior written approval of RSVP.






                                  SCHEDULE K
                                  ----------

                         BURGESS RIGHT OF FIRST OFFER

In the event of a Proposed Complete Sale, as described in Section 7.1(b), RSVP shall provide Burgess with a notice (the "Proposed Complete Sale Notice") of a Proposed Complete Sale setting forth the name of the party or parties with whom it is dealing (collectively, the "Indicated Buyer") and the material terms thereof. Not later than the sixtieth (60th) day following the Proposed Complete Sale Notice, Burgess may notify RSVP (such notice referred to herein as the "Proposed Complete Sale Response") that it elects to buy all of RSVP's interests in the Venture on the terms set forth in the Proposed Complete Sale Notice (the "Burgess ROFO"). The Proposed Complete Sale Response shall be accompanied by a non-refundable two percent (2%) cash deposit or an irrevocable letter of credit in such amount. Closing shall occur on the terms set forth in the Proposed Complete Sale Notice but, irrespective of such terms, in cash within ninety (90) days of the Proposed Complete Sale Notice. If Burgess fails to timely close, the Burgess ROFO shall automatically terminate and be of no further force or effect. If Burgess fails to timely give the Proposed Complete Sale Response, it shall be deemed to have elected not to exercise the Burgess ROFO. If Burgess does not exercise the Burgess ROFO, RSVP may consummate the Proposed Complete Sale with the Indicated Buyer on terms not materially more favorable to the Indicated Buyer than those specified in the Proposed Complete Sale Notice within nine (9) months following the Proposed Complete Sale Notice; provided the Burgess ROFO shall revive and RSVP shall be obligated to re- offer its interest to Burgess if the Proposed Complete Sale with the Indicated Buyer does not close within nine (9) months. The Burgess ROFO shall be Burgess' sole right and remedy in the event RSVP and/or a Permitted RSVP Party elects to sell all of its interests in the Company to other than another Permitted RSVP Party. Time shall be of the essence with respect to any time period set forth in this paragraph.






                                  SCHEDULE L
                                  ----------

                               DEADLOCK BUY/SELL

In the event of a Deadlock Buy/Sell, as described in Article VIII hereof, the Initiator, if it elects to initiate the Deadlock Buy/Sell, shall provide the Vetoer a notice (the "Deadlock Buy/Sell Notice") not later than the tenth
(10th) day following satisfaction of the conditions to initiation. The Deadlock Buy/Sell Notice shall specify the dates and properties involved in the Specified Major Decisions vetoed which are the basis for the Deadlock Buy/Sell and set forth all material terms on which it is willing to purchase all of the Vetoer's interests in the Company (which, if the Vetoer is RSVP, shall include RAP's interest in the Properties Company); provided, however, that the Deadlock Buy/Sell Notice shall be rendered ineffective if the Initiator does not deliver to the Vetoer, within sixty (60) days following the satisfaction of the conditions to initiation, a non-refundable two percent (2%) cash deposit or irrevocable letter of credit in such amount (the "Initiator's Deposit"). The Vetoer shall have ten (10) business days from the date of delivery of such deposit or letter of credit to elect to buy all of the Initiator's interests in the Company on the terms set forth in the Deadlock Buy/Sell Notice (appropriately adjusted to reflect the relative interests of the Members in the Company). If the Vetoer elects to buy all of the Deadlock Buy/Sell Initiator's interests in the Company, it shall provide the Initiator notice of such election (the "Deadlock Buy/Sell Response") within such ten (10) business day period; provided however, that the date of delivery of the Deadlock Buy/Sell Response shall be rendered ineffective if the Vetoer does not deliver to the Initiator, within sixty (60) days from the Deadlock Buy-Sell Notice, a non-refundable two percent (2%) cash deposit or irrevocable letter of credit in such amount and the return of the Initiator's Deposit. Closing shall occur by the sixtieth (60th) day following the date of delivery of such deposit or letter of credit. If the Vetoer fails to timely give the Deadlock Buy/Sell Response, it shall be deemed to have elected to sell. If, following the Deadlock Buy/Sell Response, the Member which is to be the purchaser shall, without the consent of the other Member, fail to timely close its acquisition under the Deadlock Buy/Sell, all of its future rights to initiate or purchase the other Member's interests in the Company pursuant to the Deadlock Buy/Sell shall automatically terminate and be of no further force or effect. The Deadlock Buy/Sell shall be the Members' sole right and remedy in respect of Board deadlock, disagreement or indecision. Time shall be of the essence with respect to any time period set forth in this paragraph.






                                  SCHEDULE M
                                  ----------


                            APPROVED CROWLEY PLANS


          List of plans and specifications to be attached, which will include all plans, specifications and change orders heretofore delivered to IVI Environmental Inc. as RSVP's consultant, and such other plans, specifications, and change orders as are necessary for the construction and completion, and for all necessary legal and other approvals for the 1,200 bed medium security correctional facility described to IVI Environmental Inc. as RSVP's consultant, including ancillary improvements (including all changes for public improvements and construction required by governmental authorities.






                                  SCHEDULE N
                                  ----------


                             APPROVED McLOUD PLANS


          List of plans and specifications to be attached, which will include all plans, specifications and change orders heretofore delivered to IVI Environmental Inc. as RSVP's consultant, and such other plans, specifications, and change orders as are necessary for the construction and completion, and for all necessary legal and other approvals for a 864 bed medium security correctional facility described to IVI Environmental Inc. as RSVP's consultant, including ancillary improvements (including all changes for public improvements and construction required by governmental authorities.